--------------------------------------------------------------------------------
Oppenheimer Real Asset Fund
--------------------------------------------------------------------------------


Prospectus dated November 30, 1998

         Oppenheimer Real Asset Fund is a mutual fund that seeks to provide total return as its investment objective. The Fund seeks its objective by investing primarily in commodity-linked hybrid instruments and U.S. government securities. Hybrid instruments are derivative investments, such as structured notes, designed to provide exposure to the performance of the overall commodity markets, without investing in physical commodities.

         The Fund invests a substantial portion of its assets in U.S. Government securities, such as collateralized mortgage obligations and other mortgage-backed securities, for liquidity and income. The Fund may also use certain derivative instruments such as futures contracts, options forward contracts and swap agreements, in an effort to enhance returns or reduce the risks of market fluctuations that affect the value of the investments the Fund holds, or to seek total return.

         Investments in derivative investments involve higher volatility and risk of significant loss of principal than investments in equity or debt securities. Investors should carefully consider these risks before investing.

         The Fund should not be an investor's sole investment because an investment in the Fund is not a complete investment program. Investors should consider buying shares of the Fund only as part of an overall portfolio strategy that includes investments in fixed income and equity securities, or mutual funds that invest in those securities. Additionally, the Fund is "non-diversified," which means that it can invest more of its assets in a particular issuer than a diversified mutual fund can.

         This Prospectus explains what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in its November 30, 1998, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover, or obtain a copy from the
OppenheimerFunds web site at www.oppenheimerfunds.com. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                                                         [logo] OppenheimerFunds

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


                  A B O U T  T H E  F U N D


3                 Expenses
4                 A Brief Overview of the Fund
6                 Investment Objective and Policies
15                Main Risks of Investing in the Fund
17                How the Fund is Managed
19                Performance of the Fund


                  A B O U T  Y O U R  A C C O U N T

20                How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class Y Shares

32                Special Investor Services
                  AccountLink
                  Automatic Withdrawal and Exchange Plans
                  Reinvestment Privilege
                  Retirement Plans

34                How to Sell Shares
                  By Mail
                  By Telephone

36                How to Exchange Shares

37                Shareholder Account Rules and Policies

39                Dividends, Capital Gains and Taxes

41                Financial Highlights

A B O U T  T H E  F U N D

Expenses


         The Fund pays a variety of expenses to operate its business. It pays those expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other transaction expenses directly, such as sales charges.

         The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses for the fiscal year ended August 31, 1998.

Shareholder Transaction Expenses.


                                      Class A          Class B                    Class C            Class Y
                                      Shares           Shares                     Shares             Shares

Maximum Sales Charge                  5.75%            None                       None               None
on Purchases (as a % of
offering price)


Maximum Deferred Sales                None(1)          5% in the first            1% if shares       None
Charge (as a % of the                                  year, declining            are redeemed
lower of the original                                  to 1% in the               within 12
offering price or                                      sixth year and             months of
redemption proceeds)                                   eliminated                 purchase(2)
                                                       thereafter(2)


1. If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 24) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months (12 months for shares purchased between May 1, 1997 and July 26, 1998) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares Buying Class A Shares," below. 2. See "How to Buy Shares" below, for more information on the contingent deferred sales charges.

Annual Fund Operating Expenses.
(as a Percentage of Average Net Assets)

-------------------------------------------------------------------------------------------------------------------
                                                 Class A          Class B           Class C          Class Y
                                                 Shares           Shares            Shares           Shares
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Management Fees                                  1.00%            1.00%             1.00%            1.00%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Plan Fees                     0.24%            1.00%             1.00%            None
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Other Expenses                                   0.42%            0.39%             0.38%            0.40%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses                    1.66%            2.39%             2.38%            1.40%
-------------------------------------------------------------------------------------------------------------------


         The amounts in the table above are shown as a percentage of the average net assets of each class of the Fund's shares for its last fiscal year. The Fund pays the management fee directly to the investment manager, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). OppenheimerFunds, Inc. pays the Sub-Advisor, Oppenheimer Real Asset Management, Inc., which handles the Fund's portfolio transactions.

         The 12b-1 Distribution Plan Fees for Class A shares are service plan fees. The maximum Class A Service Plan fee is 0.25% of average annual net assets of Class A shares. The Class B and Class C 12b-1 Distribution Plan Fees include the service fee (the maximum fee is 0.25% of average annual net assets of the respective class) and the asset-based sales charge of 0.75% of average annual net assets of the respective class. These plans are described in greater detail in "How to Buy Shares." "Other Expenses" include transfer agent fees, custodial expenses and accounting and legal expenses the Fund pays. The actual expenses for each class of shares may vary in future years.


Examples. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $1,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:




---------------------------------- --------------------- -------------------- ------------------- -----------------
If shares are redeemed:                   1 Year               3 Years             5 Years           10 Years1
---------------------------------- --------------------- -------------------- ------------------- -----------------
---------------------------------- --------------------- -------------------- ------------------- -----------------
Class A Shares                     $73                   $107                 $143                $243
---------------------------------- --------------------- -------------------- ------------------- -----------------
---------------------------------- --------------------- -------------------- ------------------- -----------------
Class B Shares                     $74                   $105                 $148                $238
---------------------------------- --------------------- -------------------- ------------------- -----------------
---------------------------------- --------------------- -------------------- ------------------- -----------------
Class C Shares                     $34                   $  74                $127                $272
---------------------------------- --------------------- -------------------- ------------------- -----------------
---------------------------------- --------------------- -------------------- ------------------- -----------------
Class Y Shares                     $14                   $  44                $  77               $168
---------------------------------- --------------------- -------------------- ------------------- -----------------


---------------------------------- --------------------- -------------------- ------------------- -----------------
If shares are not redeemed:               1 Year               3 Years             5 Years           10 Years1
---------------------------------- --------------------- -------------------- ------------------- -----------------
---------------------------------- --------------------- -------------------- ------------------- -----------------
Class A Shares                     $73                   $107                 $143                $243
---------------------------------- --------------------- -------------------- ------------------- -----------------
---------------------------------- --------------------- -------------------- ------------------- -----------------
Class B Shares                     $24                   $  75                $128                $238
---------------------------------- --------------------- -------------------- ------------------- -----------------
---------------------------------- --------------------- -------------------- ------------------- -----------------
Class C Shares                     $24                   $  74                $127                $272
---------------------------------- --------------------- -------------------- ------------------- -----------------
---------------------------------- --------------------- -------------------- ------------------- -----------------
Class Y Shares                     $14                   $  44                $  77               $168
---------------------------------- --------------------- -------------------- ------------------- -----------------



In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.


         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected expenses of the Fund, all of which may be more or less than those shown.



A Brief Overview of the Fund

         Some of the important facts about the Fund are summarized below, with references to the sections of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

         n What Is The Fund's Investment Objective? The Fund's investment objective is to seek total return.


         n What Does the Fund Invest In? The Fund invests a substantial portion of its assets in hybrid instruments that are "commodity-linked" derivative investments, including structured notes. This strategy provides investors with exposure to the investment returns of "real assets" that trade in the commodities markets by using investments with returns linked to commodity market returns, rather than by investing in physical commodities. "Real assets," as opposed to stocks or bonds, are assets that have tangible properties, such as oil, livestock, grains or metal products. The portfolio managers generally allocate these investments among a variety of different commodity sectors, based on the weightings of the components of the Fund's benchmark index, the Goldman Sachs Commodity Index (the "GSCI"). However, the Fund is actively managed and its investment allocations may differ from the weightings in the GSCI.

         In addition, the Fund normally invests a substantial amount of its assets in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities and collateralized mortgage obligations ("CMOs"), as well as other short-term debt securities for liquidity purposes and income. The Fund also invests in futures contracts, options, forward contracts and swap agreements to adjust its exposure to the returns of the commodity markets from its commodity-linked investments.

         n Who Manages the Fund? The Fund's investment Manager is OppenheimerFunds, Inc., which oversees the business operations of the Fund. The Manager has hired a Sub-Advisor, Oppenheimer Real Asset Management, Inc. to handle the portfolio transactions for the Fund. The Fund has two portfolio managers, Russell Read and Mark Anson, who are employed by the Sub-Advisor (and are also employees of the Manager). They are primarily responsible for the selection of the Fund's investments. The Fund's Board of Trustees oversees the Manager, Sub-Advisor and the portfolio managers. Please refer to "How the Fund is Managed," below for more information about the Sub-Advisor and the Manager and their fees.

         n How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in commodity-linked derivative investments offer opportunities for high returns but are subject to change in their value from a number of factors, and are generally very volatile investments. Their values can go up or down substantially over a short term, and as a result the Fund's share prices can be expected to fluctuate substantially. These investments and the Fund's investments in debt securities are affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, as well as the factors affecting a particular issuer, including the risk of its default.

         The Fund's investments in derivatives and debt securities are generally subject to the risk that values will fluctuate with changes in interest rates and the value of underlying commodities. The Fund also may use investment leverage, which is a risky trading strategy that can increase its risk of loss. However, the Fund does have limits on the leverage it uses. The Fund is non-diversified, which means that it can invest a greater portion of its assets in a particular issuer than a fund that is diversified, increasing the risks of loss. However, the Fund does spread its exposure to the commodity markets by using investments linked to at least five broad commodity sectors.

         Derivative investments, including structured notes, futures contracts and related options, forward contracts and swaps may be quite volatile and may lose principal value. These risks mean that you can lose money by investing in the Fund.

         In the OppenheimerFunds spectrum of funds, the Fund is an aggressive fund. The Fund is expected to have a higher share price volatility than the other Oppenheimer funds, because of the special risks to which its investments are subject. For that reason, the Fund is designed for investors willing to assume a greater degree of risk to seek total return over the long term. It is not a complete investment program and is not intended to be the sole investment for any investor. The Fund is designed to be used as part of an overall portfolio strategy including investments in equity and debt securities, whether directly or through mutual funds.

         The Sub-Advisor attempts to reduce some of these risks by investing in instruments linked to different sectors of the commodity markets, by not investing 25% or more of its assets in securities issued by companies in any one industry, and by carefully researching investments before they are purchased for the portfolio. The Sub-Advisor may also in its discretion use hedging techniques. However, the Manager and the Sub-Advisor expect the Fund's per share net asset value to be highly volatile. There is no guarantee that the Fund will achieve its objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Main Risks of Investing in the Fund" for a more complete discussion of the Fund's principal risks.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         n How Can I Buy Shares? You can buy shares through your dealer or financial institution. You can also purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" for more details.

         n Will I Pay a Sales Charge to Buy Shares? The Fund has four classes of shares. Each class of shares has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B shares and Class C shares. Class Y shares are offered only to certain institutional investors and individuals. Please review "How To Buy Shares" for more details, including a discussion about factors you and your financial advisor should consider to help determine which class of shares may be appropriate for you.

         n How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day. They can also be sold through your dealer. Please refer to "How to Sell Shares." The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares."


Investment Objective and Policies


--------------------------------------------------------------------------------
Investment Objective. The Fund seeks total return as its goal. Total return refers to the change in value of your investment in shares of the Fund over time from changes in the value of the Fund's portfolio of investments as well as from income on the Fund's investments.
--------------------------------------------------------------------------------


How the Sub-Advisor Decides What Investments to Buy and Sell. Historically, over the long term, commodity markets and investments have not been correlated with equity or debt securities. However, there have been periods in which commodity market performance has been correlated with the debt and/or equity securities markets. The Fund attempts to provide its shareholders with exposure to the returns of the commodity markets through commodity-linked investments, rather than by investing directly in physical commodities. To do so, the Manager structures the portfolio to include commodity-linked derivative investments while investing a substantial portion of the Fund's assets in U.S. government securities and other debt securities to provide liquidity and income.

         The portfolio managers currently use a four-step process to select commodity-linked investments for the Fund. Over time, it is possible that this process may change or that other factors and strategies may be employed by the Sub-Advisor:
         o Macro-Economic Analysis: The portfolio managers evaluate the overall business cycle using macroeconomic analysis, to develop their expectations regarding potential commodity returns and to make target allocations of the Fund's assets among the five broad commodity sectors in the Fund's benchmark index, the Goldman Sachs Commodity Index (the "GSCI"): energy, agriculture, livestock, industrial metals and precious metals.
         o Commodity Sector Allocation: The managers use that broad economic analysis to determine the allocation of the Fund's commodity-linked investments to the 26 commodities that are included within the five broad sectors of the GSCI. The managers perform a sub-sector analysis to determine any perceived or expected supply and demand imbalances for the commodities in a sector as well as the structure for futures prices for those commodities, to try to find those sectors that they believe may provide growth opportunities. As a result, the Fund's allocation of its investments within each sector may differ (at times, significantly) from the sector weightings within the GSCI.
         o Security Selection: The managers then select the mix of structured notes, futures and other investments to implement the Fund's commodity exposure.
         o Performance and Portfolio Risk Monitoring: The portfolio managers perform frequent performance and risk monitoring analysis of the Fund's portfolio to conform to the Fund's investment objective and policies.

         In addition, the portfolio managers invest a substantial portion of the Fund's assets in debt securities for liquidity and income, including short-term U.S. government securities and money market instruments. Because the Fund's assets are not invested solely in commodity-linked investments, and because the Fund's commodity-linked investments may be allocated to different commodity sectors in amounts that vary from the proportional weightings in the GSCI, the Fund is not an "index" fund.

The Fund's Principal Investment Policies. In pursuing its objective, the Fund will invest at least 65% of its total assets in:
         o "hybrid instruments" that are commodity-linked derivative investments, including commodity-linked structured notes,
         |_| futures contracts, options, forward contracts, swaps, investment grade bonds, money market instruments, and securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities and collateralized mortgage obligations.

         The Fund might not invest in all of these investments or use the investment strategies described in this Prospectus at all times or to the full extent permitted by its investment policies. The mix of securities and investments and strategies the Fund uses to seek its objective will vary over time. The Fund can also invest in domestic and foreign equity securities and investment grade bonds and can invest up to 10% of its total assets in high yield, lower-rated debt securities (commonly referred to as "junk bonds"), but it does not currently anticipate investing substantial amounts of its assets in those types of securities.

         The composition of the Fund's portfolio among the different types of permitted investments will vary over time based upon the Manager's evaluation of economic and market trends. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

         n Can the Fund's Investment Objective and Policies Change? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. The Fund's investment policies and techniques are not fundamental unless this Prospectus or the Statement of Additional Information says that a particular policy is fundamental.

         n Commodity-Linked Derivative Investments. A "hybrid instrument" is a derivative investment. Its value is derived from, or linked to, the value of another investment or asset. A commodity-linked derivative investment typically is based upon a physical commodity (such as heating oil, livestock, or grains), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

         o Qualifying Derivative Investments. The Fund will invest in commodity-linked derivative investments that are hybrid instruments that qualify for exemption from regulation under the Commodity Exchange Act so that the Fund will not be considered a "commodity pool." Appendix A to the Statement of Additional Information describes these qualifying hybrid instruments. The Fund may invest up to 100% of its total assets in qualifying hybrid instruments. Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption under the Commodity Exchange Act to the extent permitted by applicable law.

     o Derivative Instruments Can Be Volatile and Have Special Risks. Derivative instruments are complicated investments and may require special knowledge and expertise to effectively manage their risks and returns. See "Main Risks of Investing in the Fund" for more information.

         o Index-Linked and Commodity-Linked "Structured" Notes. The Fund can invest in hybrid instruments that are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indexes, such as the GSCI. These are "commodity-linked" or "index linked" notes, and are sometimes referred to as "structured notes" because the terms of the debt instrument may be specially structured by the issuers of the note and the purchaser. These notes may be issued by banks, brokerage firms, insurance companies and other corporations.

         The interest payment and principal repayment provisions of these notes differ from the terms of the typical debt obligation under which the borrower agrees to make interest payments at a fixed rate and to repay the face amount of the note at maturity. The principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as a weighted index of commodity futures (for example, an index based on crude oil, gasoline and natural gas futures).

         The values of these notes therefore will rise or fall in response to changes in the underlying commodity or related index or investment. These derivatives expose the Fund economically to movements in commodity prices, but the particular note is primarily a debt obligation (and therefore these notes also are subject to credit and interest rate risks that in general affect the values of debt securities). Therefore, at the maturity of the note, the Fund may receive more or less than it originally invested, or it might receive interest payments on the note that are more or less than the stated coupon interest payments as a result of the performance of the underlying commodity, index, futures contract or other economic variable.

         Some of the structured notes the Fund invests in may have features designed to provide some degree of "principal protection," that is, protection against a decline in value of the note. It may be full or partial principal protection. The protection typically consists of a "put" feature that enables the Fund to require that the note be repurchased by the bank, broker or dealer that issued it if the value of the note falls below a set amount. The put protection feature depends upon the ability of the issuer to meet its obligations to buy back the security, and therefore depends on the creditworthiness of the issuer.

         To try to reduce this risk, the Fund does not expect to invest more than 25% of its total assets in this type of hybrid instrument if the potential loss under its terms, either at redemption or maturity, exceeds 50% of its face value. That amount is calculated at the time of investment. The Fund does not intend to invest more than 10% of its total assets, determined at the time of investment, in notes having a maturity of more than 19 months.

         o Some Derivatives Involve Economic Leverage. Some derivatives the Fund buys involve a degree of leverage. For example, a Hybrid Instrument linked to the value of a commodity index may return income calculated as a multiple of the price movement of the underlying index.

         A derivative investment with a leverage factor of 1.5 will increase in value by 1.5% for every 1% increase in the underlying index. Therefore, at maturity, if the underlying index has increased by 10%, the investment would pay the full principal value plus 15% of the principal value. However, if the investment is not principal protected and the underlying index declines by 10%, it would pay only 85% of its principal at maturity. Therefore, economically leveraged hybrid instruments can increase the gain or the loss associated with changes in the value of an underlying commodity, index, futures contract or economic variable.

         Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return the investor could achieve by the amount personally contributed to the investment. Borrowing money to buy securities is a form of leverage, because the borrower can use the borrowed money to increase the amount invested in a particular investment. The Manager believes that the leverage risks involved in hybrid instruments are intrinsic to the economic structure of the instrument, rather than leverage in the traditional sense because, among other things, the Fund does not borrow money to purchase the instruments. Also, the Fund's risk of loss on a hybrid instrument is limited to the amount of the Fund's investment in it.

         o Limitations on Leverage. To avoid being subject to undue leverage risk, the Fund will seek to limit the amount of economic leverage it has under one hybrid instrument in which it invests and the leverage of the Fund's overall portfolio. The Fund will not invest in a hybrid instrument if, at the time of purchase: (a) that instrument's "leverage ratio" exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable; or
(b) the Fund's "portfolio leverage ratio" exceeds 150%, measured at the time of purchase.

         "Leverage ratio" is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a Hybrid Instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the Hybrid Instrument. "Portfolio leverage ratio" is defined as the average (mean) leverage ratio of all instruments in the Fund's portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values.

         n Futures and Options. To attempt to increase its investment return, to manage its exposure to changing interest rates, commodity prices, securities prices, currency exchange rates and other economic variables or, for other investment purposes, the Fund may engage in several strategies involving various derivative instruments.

         The Fund can buy and sell options, futures and forward contracts for various purposes: o to try to manage the risk that the prices of its portfolio securities and instruments may decline, o to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments,
         o to attempt to enhance its income or return by purchasing and selling call and put options on commodity futures, commodity indices, financial indices or securities.

         The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to the five main commodity groups in the GSCI index, identified above and the individual commodities within each group, as well as other types of commodities.

         The Fund may also buy and sell futures contracts and options relating to (1) foreign currencies (these are called forward contracts), (2) financial indices, such as U.S. or foreign government securities indices, corporate debt securities indices or equity securities indices (these are referred to as financial futures), (3) interest rates (these are referred to as interest rate futures), and (4) commodities (these are referred to as commodities futures). These types of futures contracts are described in the Statement of Additional Information.

         The Fund may enter into futures contracts or related options for purposes that may be considered speculative. In those cases, the aggregate initial margin for futures contracts and premiums for options (or, in the case of non-qualifying hybrid instruments, the portion of the margin attributable to the options premium) will not exceed 5% of the Fund's net assets. That amount is calculated after taking into account realized profits and unrealized losses on such futures contracts.

         o Put and Call Options. The Fund may buy and sell exchange-traded and over-the-counter options, including index options, commodities options, currency options, interest rate options, and options on foreign securities, and may invest in futures contracts and related options with respect to commodities, foreign currencies, fixed income securities, and foreign stock indices.

         The Fund may write calls if they are "covered." For calls on securities, that means the Fund owns the securities that are subject to the call. For other types of calls, the Fund must segregate liquid assets to cover its obligation under the call. There is no limit on the amount of the Fund's total assets that may be subject to covered calls. The Fund may also write puts. In doing so, the Fund must segregate liquid assets to cover the put. No more than 50% of the Fund's total assets may be subject to puts that the Fund writes.

         o Futures Contracts. A futures contract obligates the seller to deliver at a specified date a specified quantity of a commodity at a specified price. In practice, only a very small percentage of all futures contracts result in actual delivery of the underlying contract. Generally, the Fund expects to satisfy or offset its delivery obligations by taking an equal, but opposite position in the futures markets in the same commodity.

         G Forward Contracts. The Fund may invest in forward contracts to buy or sell foreign currency for future delivery at a fixed price. The Fund may use them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," a technique that seeks to hedge against changes in currencies other than the currency in which a security the Fund holds is denominated. The use of forward contracts might reduce the gain on an investment that would otherwise result from a change in the relationship between the U.S. dollar and the foreign currency in which the investment is denominated.

         n Swap Transactions. Swap transactions are privately negotiated agreements between the Fund and a counterparty, to exchange or swap cash flows or assets at specified intervals in the future. The Fund may engage in swap transactions that have more than one period and therefore, more than one exchange of assets. The Fund may enter into swap transactions having terms and obligations that extend beyond one year.

         There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. Furthermore, if the Fund were to sell a swap it owned to a third party, the Fund would still remain primarily liable for the obligations under the swap contract. Additionally, the Fund will bear the risk that the counterparty could default under a swap agreement.

         The Fund can engage in total return swaps on commodity prices, futures contracts, the GSCI, components of the GSCI, other commodity indices, or other readily measurable economic variables. A total return swap gives the Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty in addition to its fee payments.

         The Fund intends to invest only in swap transactions that are exempt from regulation by the Commodity Futures Trading Commission under the Commodity Exchange Act. These qualifying swap transactions are described in more detail in Appendix B to the Statement of Additional Information.

         O U.S. Government Securities. The Fund can invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those are securities that are directly issued by the U.S. Treasury, such as U.S. Treasury notes, bills and bonds are backed by the full faith and credit of the U.S. government and are deemed to have the highest credit quality. Some securities issued by U.S. government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes") are also backed by the full faith and credit of the U.S. government. Others are supported by the right of the agency to borrow an amount from the U.S. government limited to a specific line of credit (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation). Others are supported only by the credit of the agency that issued the security (for example, "Freddie Macs" issued by Federal Home Loan Mortgage Corporation).

         o Mortgage-Backed Securities and CMOs. The Fund may invest in securities issued by the U.S. Government or its agencies or instrumentalities that represent an interest in a pool of mortgage loans. These include collateralized mortgage-backed obligations (referred to as "CMOs") and other "pass-through" mortgage securities. The issuer's obligation to make interest and principal payments on a mortgage-backed security is secured by the underlying portfolio of mortgages or mortgage-backed securities.

         The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise. Changes in the expected rate of prepayments on the underlying mortgages may result in a gain or loss to the Fund on the value of its investment and may reduce the return on these investments.

         o Zero Coupon and "Stripped" Securities. Some of the U.S. government securities the Fund can buy may be zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. They are subject to greater fluctuations in market value as interest rates change than interest-paying securities. For financial and tax purposes, interest accrues on zero coupon bonds even though cash is not actually received by the Fund. The Fund may have to pay out the imputed income on zero coupon securities without receiving the actual cash currently.

         "Stripped" securities are the separate income or principal components of a debt security. Some CMOs or other mortgage related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

         Stripped securities that receive interest only are subject to increased volatility in price when interest rates change and have the additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall), the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Principal-only securities are also sensitive to changes in interest rates. When prepayments on principal-only CMOs tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to interest rate changes. Stripped securities that receive principal payments only are also subject to the additional risk that the security will be less liquid during demand or supply imbalances.

         n "Private-Label" Mortgage-Backed Securities, CMOs, and Zero-Coupon Obligations. The Fund may purchase mortgage-backed securities, CMOs and zero coupon bonds sold by private issuers, such as banks, savings and loans, and other entities. These obligations of private issuers are not backed or guaranteed by the U.S. Government, and pose greater credit risk than securities issued by the U.S. Government, or its agencies and instrumentalities.

         |X| Asset-Backed Securities. The Fund can also buy asset-backed securities that represent interests in pools of assets such as receivables from credit card loans and automobile loans and other trade receivables. Asset-backed securities may be supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's principal amount. Prepayments on the underlying receivables may reduce the return on asset-backed securities.

         n Money Market Instruments. The Fund can invest in money market instruments, which are short-term debt obligations (having a maturity of 13 months or less). They include U.S. government obligations, commercial paper and other short-term commercial obligations. Money market obligations can also include certificates of deposit, banker's acceptances, bank deposits, other financial institution obligations of a domestic or foreign bank with total assets of at least U.S. $1 billion. The Fund may keep a portion of its assets in cash.

Investment Restrictions. The Fund's investment restrictions that are fundamental policies prohibiting certain investments and investment techniques are described in the Statement of Additional Information.

         The Fund will not invest 25% or more of its total assets in hybrid instruments and securities issued by companies in any one industry. However, the Fund can invest 25% or more of its total assets in securities, hybrid instruments and other instruments including futures and forward contracts, related options, and swaps linked to industries in the five basic commodity sectors: energy and natural resources, agriculture, livestock, industrial metals, and precious metals. In addition, the Fund may invest more than 25% of its total assets in hybrid instruments and securities issued by companies in the financial services sector (which includes, for example, the banking, brokerage and insurance industries).

Other Investment Strategies. To seek its objective, the Fund may also use the investment techniques and strategies described below. These techniques and strategies involve certain additional risks, although some are designed to help reduce investment or market risks.

         n Portfolio Turnover. The Fund will actively trade commodity-linked investments to seek its objective. Consequently, the Fund may have a high portfolio turnover rate, although it is not expected to exceed 300% annually. Portfolio turnover affects brokerage costs, dealer mark-ups and other transaction costs. However, the Fund does not expect its brokerage expenses to be substantial because the Fund will purchase many of its investments directly from dealers rather than by using brokers. Because of the short term nature of the Fund's investments, if the Fund realizes taxable short term gains, they could increase the amount of taxable distributions to shareholders.

         n Borrowing. The Fund may borrow money from banks. As a fundamental policy the amount of borrowings is limited to not more than one third of its total assets. Borrowing may be used for liquidity purposes, for example, to meet shareholder redemption requests, or for other purposes. The Fund will borrow only if it can do so without putting up assets as security for a loan. The Fund will pay interest on its borrowings. Borrowing may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possible reduction of income and increased fluctuation in the Fund's net asset value per share.

         n When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

         n Repurchase Agreements. The Fund may enter into repurchase agreements. They may be used for cash management purposes or in swap transactions for liquidity. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the seller for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund's ability to liquidate the collateral may be delayed or limited.

         n Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. That percentage limitation does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers, such as securities purchased under Rule 144A of the Securities Act of 1933. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.


Main Risks of Investing in the Fund


         The Fund's investments in derivative investments and debt obligations and the investment strategies the Fund uses in seeking its return are subject to a number of risks. These risks collectively form the risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. The principal risks of the Fund are summarized below.


         n The Need for Special Management Skills. The success of the Fund's investment strategy depends, among other things, upon the Manager's analysis of financial and commodity market conditions and its ability to predict which investments will provide total return. While personnel of the Manager and the Sub-Advisor have considerable experience in investing in traditional equity and debt securities, they have only limited experience in investing in commodity-linked hybrid instruments, commodity futures and related options, forward contracts and commodity swaps.

         If the Manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, the strategies may result in a significant loss to the Fund and reduce the Fund's return. The Fund could also experience losses if the prices of its hedging instruments, futures and options positions were not properly correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option or derivative instrument.

         n The Hybrid Instruments in which the Fund invests have substantial risks, including risk of loss of a significant portion of principal.
Commodity-linked derivative investments are subject to a number of risks that can affect their income or value, and therefore the return the Fund receives on them and /or the value of the Fund's shares. These include "market risks" that relate to the movements of prices in the commodity markets. The commodities markets and instruments related to the commodities market may be subject to additional special risks that do not affect traditional equity and debt securities.
         Risk of loss of interest. To the extent that payment of interest on a structured note or other hybrid instrument is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all or a portion of the interest due on its investment because of loss of value of the underlying investment.
         Risk of loss of principal. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any particular time, the risk of loss associated with any particular instrument in the Fund's portfolio may be significantly higher than 50% of the value of the investment, particularly if a hybrid instrument appreciates significantly in value after the Fund buys it.
         Lack of secondary market. A liquid secondary market may not exist for the specially created hybrid instruments the Fund can buy, which may make it difficult for the Fund to sell them or to accurately value them.
         Volatility of Hybrid Instruments. The value of the commodity-linked derivative investments in which the Fund invests may fluctuate significantly because the values of the underlying commodities, futures contracts, indexes or other economic variables to which they are linked are themselves extremely volatile. Additionally, economic leverage will increase the volatility of these hybrid instruments as they may increase or decrease in value more quickly than the underlying commodity, index, futures contract, or economic variable.

         n Credit Risks. Because commodity-linked derivatives that are notes issued by banks, broker-dealers or corporations, they are subject to the risk that the issuer will not pay interest when due or repay principal at maturity of the obligation. The Fund will attempt to limit this risk, to the extent possible, by engaging in transactions with counterparties that have an investment grade credit rating, or a Letter of Credit from a major money center bank or some other form of credit enhancement.

         n Hedging Risks. There are special risks in particular hedging strategies the Fund might use. For example, if a covered call written by the Fund is exercised on an investment that has increased in value above the call price, the Fund will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price if the market value is below the put price.

         n Risks of Non-Diversification. The Fund is a "non-diversified" investment company. That means that the amount of the Fund's assets that may be invested in the securities of a single issuer can be substantial. An investment in the Fund will therefore entail greater risk than an investment in a diversified investment company because having a higher percentage of assets invested in fewer issuers increases the risk of greater fluctuation in the value of the Fund's portfolio if the value of the securities of one or more of those issuers changes. Economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than for a diversified fund.

         n Interest Rate Risks of Debt Securities. Debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of debt securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

         The interest-only and principal only securities the Fund can buy are especially sensitive to interest rate changes, which can affect not only their prices but in the case of mortgage-backed securities can change the prepayment assumptions and income flows to the Fund from those investments.

         n High Yield Securities Have Special Risks. The Fund can invest up to 10% of its assets in securities that are below investment-grade. These are debt securities rated below the four highest rating categories of national ratings organizations such as Moody's or unrated securities that the Manager or Sub-Adviser believe are comparable to rated securities in those categories. High yield, lower-grade debt securities, whether rated or unrated, often are speculative investments.

         Lower-grade debt securities have special risks that may make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment-grade debt securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to allow it to make the payments of interest due on the outstanding obligation. The issuer's low credit worthiness may also increase the potential for its insolvency. These risks mean that the Fund may not achieve the expected return from its investment in lower-grade debt securities, and that the Fund's net asset value per share may be adversely affected by declines in value of these securities.

         n Foreign Investment Risks. The Fund can buy securities of foreign issuers without limit. Investments in foreign securities involve special risks. These include the possibility of changes in currency exchange rates, risks of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments), default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments.

         In addition, there is often less publicly available information about foreign issuers than U.S. issuers. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. The Fund may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater abroad than in the U.S. Foreign markets have different clearance and settlement procedures from those in the U.S., and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions.


How the Fund is Managed


Organization and History. The Fund was organized in July, 1996 as a Massachusetts business trust. The Fund is an open-end, non-diversified management investment company, with an unlimited number of authorized shares of beneficial interest.


         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them.

The Manager and Its Affiliates. The Fund is managed by OppenheimerFunds, Inc. (the "Manager"). Oppenheimer Real Asset Management, Inc. is the Sub-Advisor for the Fund and is responsible for selecting the Fund's investments and handling its day-to-day business. The Manager and the Sub-Advisor are registered investment advisors with the Securities and Exchange Commission and the Sub-Advisor is a registered Commodity Trading Advisor with the Commodity Futures Trading Commission ("CFTC"). The Sub-Advisor is a wholly owned subsidiary of the Manager.

         The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Investment Advisory Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Advisor has a Sub-Advisory Agreement with the Manager and is paid by the Manager.

         The Manager has operated as an investment advisor since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $85 billion as of September 30, 1998, and with more than 4 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     n Portfolio Managers. The Portfolio Managers of the Fund are Russell Read and Mark Anson. Mr. Read is a Senior Vice President and Mr. Anson is a Vice President of the Manager and both are Vice Presidents of the Sub-Advisor. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Read joined the Manager in October 1993 as Director of Quantitative Research. Mr. Anson joined the Manager in January 1996 as a Vice President and Assistant Counsel. Prior to that, Mr. Anson was employed as a Registered Options Principal on the Equity Derivatives desk at Salomon Brothers Inc. and as an attorney at Chapman and Cutler. Both Mr. Read and Mr. Anson are Chartered Financial Analysts.

         n Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.0% of the first $200 million of average net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million.

         The Fund pays expenses related to its daily operations, such as custodian fees, certain Trustees' fees, transfer agency fees, legal fees and auditing costs. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information. It also includes information about the Fund's brokerage policies and practices, including how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager and the Sub-Advisor are permitted by the Investment Advisory Agreement and the Sub-Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager or the Sub-Advisor serves as investment advisor.

         O The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

         O The Transfer Agent. The Fund's Transfer Agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

         The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative affect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.

Performance of the Fund


Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash or shares are sold or purchased). The returns also do not consider the effects of taxes on returns. The Fund's performance data may help you see how well your Fund has done over time and to compare it to other funds or market indices.


         It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses, and which class of shares you purchase.

Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

         The performance benchmark for the Fund is the Goldman Sachs Commodity Index ("GSCI"). The GSCI is comprised of the near term futures prices for 26 commodities within five major commodity sectors: energy, agriculture, livestock, industrial metals and precious metals.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares


How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Fund's Distributor, directly through the Distributor, or automatically through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

     |X| Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

         |X| Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before your make a purchase to be sure that the Fund is appropriate for you.

         |X| Buying Shares by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1-800-525-7048 to notify the Distributor of the wire, and to receive further instructions.

         |X| Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the Automated Clearing House transfer to buy the shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

         |X| Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

         |_| With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.

         o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies. Additional purchases may be as little as $25.

         |_| The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold? Shares are sold at their public offering price (the net asset value per share plus any initial sales charge that applies). The public offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

         |_| The net asset value of each class of shares is determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. (All references to time in this Prospectus mean "New York time").

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

         |_| To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

         |_| If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

--------------------------------------------------------------------------------
What Classes of Shares Does the Fund Offer? The Fund offers investors four different classes of shares: Class A, Class B, Class C and Class Y. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose a class, your investment will be made in Class A shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         n Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" below). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     n Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge and if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "How Can I Buy Class B Shares?" below.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         n Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge and if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can I Buy Class C Shares?" below.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         n Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor and to individual investors making purchases of $2 million or more. None of the instructions described elsewhere in this Prospectus or the Statement of Additional Information for the purchase, redemption, reinvestment, exchange or transfer of shares of the Fund or the reinvestment of dividends apply to institutional purchasers of Class Y shares. Clients of institutional purchasers of Class Y shares must request respective institutions to effect all transactions in Class Y shares on their behalf.
--------------------------------------------------------------------------------

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

         |X| How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C
 .
         |_| Investing for the Short Term. If you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

         |_| Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

         |X| Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

         Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

         |X| How Does It Affect Payments to My Broker? A salesperson, such as a broker, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Special Sales Charge Arrangements and Waivers. Appendix E to the Statement of Additional Information sets forth conditions for the waiver of sales charges and the special sales charge rates that apply to purchases of shares of the Fund by certain groups or under specified retirement plan arrangements or in other special types of transactions.

How Can I Buy Class A Shares? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                    Front-End Sales             Front-End Sales
                                    Charge as a                 Charge as a                  Commissions as
                                    Percentage of               Percentage of Net            Percentage of
Amount of Purchase                  Offering Price              Amount Invested              Offering Price

Less than $25,000                   5.75%                       6.10%                        4.75%

$25,000 or more but
less than $50,000                   5.50%                       5.82%                        4.75%

$50,000 or more but
less than $100,000                  4.75%                       4.99%                        4.00%

$100,000 or more but
less than $250,000                  3.75%                       3.90%                        3.00%

$250,000 or more but
less than $500,000                  2.50%                       2.56%                        2.00%

$500,000 or more but
less than $1 million                2.00%                       2.04%                        1.60%


         n Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:
         o  Purchases aggregating $1 million or more;
         o Purchases by a retirement plan qualified under section 401(a) if the retirement plan has total plan assets of $500,000 or more;
         o Purchases by a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan, an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more; or
         o Purchases by an OppenheimerFunds Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

         The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge may be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

         n Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

         o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

         O Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:
         o the Manager or its affiliates;
         o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
         o dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged the transaction fee by their dealer, broker, bank or advisor for the purchase or sale of fund shares);
         o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);
         o employee benefit plans purchasing shares through a shareholder servicing agent which the Distributor has appointed as its agent to accept those purchase orders;
         o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
         o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
         o any unit investment trust that has entered into an appropriate agreement with the Distributor; or o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commenced by December 31, 1996.

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
         o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
         o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a Fund managed by OFI or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
         o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
         o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
         o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;
         o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; or
         o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

         n Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

How Can I Buy Class B Shares? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                               Contingent Deferred Sales Charge
Years Since Beginning of Month in           On Redemptions in That Year
which Purchase Order Was Accepted           (As % of Amount Subject to Charge)

0-1                                                  5.0%

1-2                                                  4.0%

2-3                                                  3.0%

3-4                                                  3.0%

4-5                                                  2.0%

5-6                                                  1.0%

6 and following                             None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         n Automatic Conversion of Class B Shares. Class B shares will automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "How to Buy Shares" in the Statement of Additional Information.

How Can I Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

         n Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B shares and Class C shares to compensate the Distributor for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for six years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan. Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class per year.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

         The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

         The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

         The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

         The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and C shares. If the Fund terminates either of its Plans, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

         n Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are described in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

         Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:
         o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
         o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);
         o  returns of excess contributions to Retirement Plans;
         o distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;
         o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life
Insurance Company prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code;
(3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in
Section 72(t) of the Internal Revenue Code; (5) for separation from service;  or
(6) for loans to participants or beneficiaries; or
         o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
         o  shares sold to the Manager or its affiliates;
         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
         o shares issued in plans of reorganization to which the Fund is a party.

Buying Class Y Shares. Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors, such as insurance companies, registered investment companies and employee benefit plans, that have special agreements with the Distributor for this purpose. These include Massachusetts Mutual Life Insurance Company, an affiliate of OFI, which may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers.

         The Distributor may also accept purchase orders from individual investors who invest $2 million or more in their account. No individual investor may purchase Class Y shares if that investor would own Class Y shares representing 10% or more of the Fund's total assets on the date of that purchase.

         While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, an institutional investor buying the shares for its customers' accounts may impose charges on those accounts. The procedures for purchasing, redeeming, exchanging, or transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent) and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to clients of institutional purchasers of Class Y shares.

Special Investor Services


AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
         |_| transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or |_| have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.


         You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1-800-533-3310.

         |_| Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

         |_| Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number.

         |_| Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Can I Submit Transaction Requests by Fax? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1-800-533-3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1-800-525-7048.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

Retirement Plans. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that can be used by individuals and employers:

         |_| Individual Retirement Accounts (IRAs), including regular IRAs, Roth IRAs, rollover and Education IRAs.
         |_| SEP-IRAs, which are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
         |_| 403(b)(7) Custodial Plans, that are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
         |_| 401(k) Plans, which are special retirement plans for businesses. |_| Pension and Profit-Sharing Plans, designed for businesses and self-employed individuals.

         Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.


How to Sell Shares


         You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

         |X| Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that require a signature guarantee):
         |_| You wish to redeem $50,000 or more and receive a check
         |_| The redemption check is not payable to all shareholders listed on the account statement |_| The redemption check is not sent to the address of record on your account statement |_| Shares are being transferred to a Fund account with a different owner or name |_| Shares are being redeemed by someone (such as an Executor) other than the owners

     |X| Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

         |X| Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

         |X| Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1-800-852-8457.

How      Do I Sell Shares by Mail? Write a letter of instructions that includes:
         |_| Your name |_| The Fund's name |_| Your Fund account number (from your account statement) |_| The dollar amount or number of shares to be redeemed |_| Any special payment instructions |_| Any share certificates for the shares you are selling |_| The signatures of all registered owners exactly as the account is registered, and |_| Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

--------------------------------------------------------------------------------
Use the following address for requests by mail:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OppenheimerFunds Services
--------------------------------------------------------------------------------
P.O. Box 5270, Denver, Colorado 80217-5270

--------------------------------------------------------------------------------
Send courier or express mail requests to:
--------------------------------------------------------------------------------
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

How Do I Sell Shares by Telephone? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an
OppenheimerFunds retirement plan account or under a share certificate by telephone.
     |_| To redeem shares through a service representative, call 1-800-852-8457 |_| To redeem shares automatically on PhoneLink, call 1-800-533-3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

         |X| Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

         |X| Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Can I Sell Shares Through My Dealer? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.


How to Exchange Shares


Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

     |_| Shares of the fund selected for exchange must be available for sale in your state of residence.

     |_| The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

     |_| You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.

     |_| You must meet the minimum purchase requirements for the fund you purchase by exchange.

     |_| Before exchanging into a fund, you should obtain and read its prospectus.

         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. However, Class Y shares of this Fund are not exchangeable for shares of any class of any other Oppenheimer Funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

How Do I Submit Exchange Requests? Exchanges may be requested in writing or by telephone:

     |X| Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the Back Cover.

         |X| Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457, or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.
Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:

     |_| Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange.
         |_| Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
         |_| The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
         |_| If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies


         n Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         n The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

         n Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         n The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         n Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         n Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         n The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for each class of shares. Therefore, the redemption value of your shares may be more or less than their original cost.

         n Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within 3 business days.

         n The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal funds wire or certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

         n Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

         n Shares may be redeemed "in kind" under unusual circumstances, which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         n "Backup Withholding" of Federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

         n The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

         n To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes


Dividends. The Fund declares dividends separately for each class of shares from net investment income, if any, annually and pays dividends to shareholders in December, on a date selected by the Board of Trustees. It is expected that distributions paid with respect to Class A and Class Y shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and may make supplemental distributions of capital gains following the end of its tax year (which ends August 31). There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

         n Reinvest all distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

         n Reinvest long-term capital gains only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

         n Receive all distributions in cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

         n Reinvest your distributions in another Oppenheimer Funds account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. The Fund intends to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company, but reserves the right not to qualify. It qualified during its last fiscal year. If the Fund qualifies it will not be subject to Federal income tax on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

         To that end, the Fund has obtained an opinion of counsel concerning the treatment of Hybrid Instruments for purposes of those requirements. Counsel's opinion, which is not binding on the Internal Revenue Service, is based, among other things, on an analysis of the relevant law as applied to the type of securities in which the Fund will invest. If the Fund chooses not to qualify as a regulated investment company, or if the IRS challenges counsel's conclusions and its challenge is upheld, resulting in a disqualification of the Fund as a regulated investment company, then the Fund will be subject to Federal income tax on its net income at regular corporate rates (without a deduction for distributions to shareholders). When distributed, such income would then be taxable to shareholders as an ordinary dividend.

         Under the rules applicable to a regulated investment company, distributions by the Fund of its net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Distributions by the Fund of its net long-term capital gains designated as capital gains distributions are taxable to shareholders as long-term capital gains, regardless of the length of time you have held your shares.

         Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether they elect to receive them in cash or reinvest them in additional shares. In general, shareholders take distributions into account in the year in which they are made. However, they are required to treat certain distributions made during January as having been paid by the Fund and received by them on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the year to shareholders will be sent to you promptly after the end of each year.

         n "Buying a Dividend". If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain, respectively.

         n Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

         n Returns of Capital Can Occur. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

         This information is only a summary of certain Federal tax information about your investment. More information is contained in the Statement of Additional Information. In addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The table on the following page presents audited selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report of the Fund's financial statements for the fiscal year ended August 31, 1998, is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS                                    CLASS A
                                                        ------------------------
                                                        YEAR ENDED AUGUST 31,
                                                        1998          1997(1)
================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                    $10.31        $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .29           .09
Net realized and unrealized gain (loss)                  (4.59)          .22
                                                        ------        ------
Total income (loss) from investment operations           (4.30)          .31

--------------------------------------------------------------------------------
Dividends from net investment income                      (.20)           --
                                                        ------        ------
Total dividends and distributions to shareholders         (.20)           --
--------------------------------------------------------------------------------
Net asset value, end of period                           $5.81        $10.31
                                                        ======        ======
================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                     (42.43)%        3.10%

================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $62,568       $37,687
--------------------------------------------------------------------------------
Average net assets (in thousands)                      $59,251       $18,361
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     4.59%         4.27%(3)
Expenses                                                  1.66%         1.74%(3)
--------------------------------------------------------------------------------
Portfolio turnover rate(4)                               105.2%         38.9%

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

                                                    Class B                     Class C                    Class Y
                                                    -----------------------     ----------------------     ---------------------
                                                    Year Ended August 31,       Year Ended August 31,      Year Ended August 31,
                                                    1998           1997(1)      1998           1997(1)     1998           1997(1)
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $10.27         $10.00       $10.26         $10.00      $10.31         $10.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .28            .07          .26            .08         .42            .20
Net realized and unrealized gain (loss)              (4.62)           .20        (4.60)           .18       (4.71)           .11
                                                    ------         ------       ------         ------      ------         ------
Total income (loss) from investment operations       (4.34)           .27        (4.34)           .26       (4.29)           .31

--------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                  (.17)            --         (.16)            --        (.21)            --
                                                    ------         ------       ------         ------      ------         ------
Total dividends and distributions to shareholders     (.17)            --         (.16)            --        (.21)            --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.76         $10.27        $5.76         $10.26       $5.81         $10.31
                                                    ======         ======       ======         ======      ======         ======
================================================================================================================================
Total Return, at Net Asset Value(2)                 (42.89)%         2.70%      (42.87)%         2.60%     (42.38)%         3.10%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $17,357        $16,471      $10,243        $10,616          $1             $1
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $22,659         $7,388      $12,060         $5,599          $1             $1
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 3.87%          3.35%(3)     3.87%          3.34%(3)    4.84%          4.75%(3)
Expenses                                              2.39%          2.56%(3)     2.38%          2.56%(3)    1.40%          1.57%(3)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                           105.2%          38.9%       105.2%          38.9%      105.2%          38.9%

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $189,668,387 and $78,381,855, respectively.

Oppenheimer Real Asset Fund
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

OppenheimerFunds Internet Web Site
www.oppenheimerfunds.com

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

Special Counsel
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, New York 10022


No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer. PR0735.001.1198 Printed on Recycled Paper


48

--------------------------------------------------------------------------------
Oppenheimer Real Asset Fund
--------------------------------------------------------------------------------

6803 South Tucson Way, Englewood, Colorado  80112
1-800-525-7048


Statement of Additional Information dated November 30, 1998

         This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 30, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com..



Contents                                                                                                 Page
About the Fund
Additional Information about the Fund's Investment Policies and Risks.....................................  2
     The Fund's Investment Policies.......................................................................  2
     Other Investment Techniques and Strategies...........................................................  16
     Other Investment Restrictions........................................................................  30
How the Fund is Managed...................................................................................  33
     Organization and History.............................................................................  33
     Trustees and Officers of the Fund....................................................................  34
     The Manager .........................................................................................  39
Brokerage Policies of the Fund............................................................................  40
Distribution and Service Plans............................................................................  42
Performance of the Fund...................................................................................  45

About Your Account
How To Buy Shares.........................................................................................  50
How To Sell Shares........................................................................................  58
How To Exchange Shares....................................................................................  62
Dividends, Capital Gains and Taxes........................................................................  64
Additional Information About the Fund.....................................................................  66

Financial Information About the Fund
Independent Auditors' Report..............................................................................  66
Financial Statements .....................................................................................  66

Appendix A:  CFTC Exemption for Qualifying Hybrid Instruments..........................................A-1
Appendix B:  CFTC Exemption for Swap Transactions......................................................B-1
Appendix C:  Bond Ratings..............................................................................C-1
Appendix D:  Corporate Industry Classifications........................................................D-1
Appendix E:  Special Sales Charge Arrangements and Waivers.............................................E-1



--------------------------------------------------------------------------------
ABOUT THE FUND
--------------------------------------------------------------------------------


Additional Information About the Fund's Investment Policies and Risks


         The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its investment objective. Certain capitalized terms used in this Statement of Additional Information have the same meanings as those terms have in the Prospectus.

The Fund's Investment Policies.


         The Fund intends to invest in a portfolio consisting primarily of commodity-linked derivative investments and debt obligations, including structured notes that are hybrid instruments, options, futures and forward contracts, swaps and other securities. The prices of these investments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future.

         During the period 1970 through 1996, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. That is, as financial assets increased in value, the value of commodities tended to decrease in value. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. In fact, during 1995 and 1996 commodities prices generally were not negatively correlated with financial assets. However, in 1997 commodity prices generally were negatively correlated with financial assets.

         The reverse may be true during "bull markets," when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, the Fund's investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on the Fund's investments are expected to exhibit low or negative correlation with stocks and bonds.

         The Fund intends to spread its investments among instruments linked to at least five broad commodity market sectors under normal market conditions. The five principal sectors of the GSCI include:(1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver.

          The percentage of the Fund's assets linked to particular commodity markets will vary from time to time based on the Sub-Advisor's assessment of the appreciation possibilities of particular markets as well as rates of inflation, interest rates, current spot market prices and other non-economic and political factors that may affect specific markets. In addition, the Fund may invest in mortgage-backed securities, collateralized mortgages, obligations, other debt securities, equities, real estate investment trusts, money market instruments, and government securities to maintain liquidity and provide income.

         In selecting securities for the Fund's portfolio, Oppenheimer Real Asset Management, Inc. (the "Sub-Advisor") evaluates the merits of the securities primarily through the exercise of its own investment analysis. In the case of hybrid instruments, that process may include the evaluation of the underlying commodity, futures contract, index or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected.

         n Investments in Hybrid Instruments. A primary vehicle for gaining exposure to the commodities markets is through hybrid instruments. These are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are "commodity-linked." They are considered "hybrid" instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

         o Qualifying Hybrid Instruments. The Fund may invest in hybrid instruments that qualify under Part 34 of the rules under the Commodity Futures Trading Commission (the "CFTC") for an exemption from all provisions of the Commodity Exchange Act (the "Act"). See Appendix A to this Statement of Additional Information, "CFTC Exemption for Qualifying Hybrid Instruments."

         o Principal Protection. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note.

         With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

         With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to a hybrid structure, but only for a cost higher than that of a partially protected (or no protection) hybrid instrument. The Sub-Advisor's decision on whether to use principal protection depends on the cost of the protection. Principal protection will be a tactical decision of the Sub-Advisor if it represents good value.

         o Hybrid Instruments Without Principal Protection. The Fund may also invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. Some of the hybrid instruments that the Fund may invest in may have no principal protection and the hybrid instrument could lose all of its value.

         With a partially protected or no-principal-protection hybrid instrument, the Fund may receive at maturity an amount less than the note's par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note. The Sub-Advisor, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Sub-Advisor may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Sub-Advisor believes is relevant.

         o Counterparty Risk. A significant risk of Hybrid Instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor's counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (ratings of AAA or AA by Standard & Poor's). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity.

         However, with a hybrid instrument, the Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note. Issuers of hybrid instruments are typically large money center banks, broker-dealers, other financial institutions and large corporations. To minimize this risk the Fund will transact, to the extent possible, with issuers who have an investment grade credit rating from a nationally recognized statistical rating organization ("NRSRO").

         n Commodity Futures Contracts. The Fund can invest a substantial portion of its assets in commodity futures contracts. Some of the special characteristics and risks of these investments are described below.

         Commodity futures contracts are an agreement between two parties. One party agrees to buy an asset from the other party at a later date at a price and quantity agreed upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

         In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange trade futures contracts. That is, the Fund's obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund's rights under the futures contract.

         When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

         o Price limits. The commodity futures exchanges impose on each commodity futures contract a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for the another trading session to execute its transaction.

         o Price volatility. Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

         o Mark-to-market of futures positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund's futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund's futures positions have increased in value, this increase will be credited to the Fund's account.

         n  Special Risks of Commodity Futures Contracts.

         o Storage Costs. As in the financial futures markets, there are hedgers and speculators in the commodity futures markets. However, unlike financial instruments, there are costs of physical storage associated with purchasing the underlying commodity. For instance, a large manufacturer of baked goods that wishes to hedge against a rise in the price of wheat has two choices: (i) it can purchase the wheat today in the cash market and store the commodity at a cost until it needs the wheat for its manufacturing process, or (ii) it can buy commodity futures contracts. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity.

         These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the "convenience yield"). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change commensurately.

         o Reinvestment Risk. In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

         The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for the Fund when it is time to reinvest the proceeds from a maturing futures contract into a new futures contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Fund might reinvest at higher futures prices or choose other related commodity investments.

         o Additional Economic Factors. The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, hybrid instruments, commodity options and commodity swaps, than on traditional securities. These additional variables may create additional investment risks which subject the Fund's investments to greater volatility than investments in traditional securities.

         o Leverage. There is much greater leverage in futures trading than in stocks. As a registered investment company, the Fund must pay in full for all securities it purchases. In other words, the Fund is not allowed to purchase securities on margin. However, the Fund is allowed to purchase futures contracts on margin. The initial margin requirements are typically between 3% and 6% of the face value of the contract. That means the Fund is only required to pay up front between 3% to 6% percent of the face value of the futures contract. Therefore, the Fund has a higher degree of leverage in its futures contract purchases than in its stock purchases. As a result there may be differences in the volatility of rates of return between securities purchases and futures contract purchases, with the returns from futures contracts being more volatile.

         n Options. The Fund may purchase and sell call and put options on commodity futures contracts, commodity indices, financial indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be exchange traded or traded over the counter (off the exchange markets) directly with dealers. The Fund may use options as part of its trading strategy as well as for hedging purposes, as described in "Hedging," below.

         o Over-the-Counter Options. The Fund may buy and sell over the counter options. Over the counter options are not traded on an exchange. They are traded directly with dealers. To the extent an over the counter option is a tailored investment for the Fund, it may be less liquid than an exchange-traded option. Further, as with other derivative investments, over the counter options are subject to counterparty risk. The Fund will have the credit risk that the seller of an over the counter option will not perform its obligations under the option agreement if the Fund exercises the option. To reduce this risk, the Fund intends to transact these trades, to the extent practicable, with issuers that have an investment-grade credit rating. The Fund may buy and sell over the counter options on commodity indices, individual commodities, commodity futures contracts, securities, financial indices, interest rates, currencies and swaps.

         o Exchange-Traded Options. The Fund buy and sell trade listed options on commodity futures contracts. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed. The Fund may purchase and sell options on commodity futures listed on U.S. and foreign futures exchanges. Options purchased on futures contracts on foreign exchanges are exposed to the risk of foreign currency fluctuations against the U.S. dollar. The Fund may also buy and sell exchange listed options on securities, commodity indices, financial indices, interest rates and currencies.

         o Options on Swaps. The Fund may trade options on swap contracts or "swap options." Swap call options provide the holder of the option with the right to enter a swap contract having a specified (strike) swap formula, while swap put options provide the holder with the right to sell or terminate a swap contract. Swap options are not exchange-traded and the Fund will bear the credit risk of the option seller. Additionally, if the Fund exercises a swap call option with the option seller, the credit risk of the counterparty is extended to include the term of the swap agreement.

         n Swaps. A swap contract is essentially like a portfolio of forward contracts, under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at specified dates in the future. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date.

         The Fund may invest in total return swaps to gain exposure to the overall commodity markets. In a total return commodity swap the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a "floating" rate, the fee is pegged to a base rate such as the London Interbank Offered Rate ("LIBOR"), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

         o Counterparty Risk. Swap contracts are private transactions that are customized to meet the specific investment requirements of the parties. The Fund will be exposed to the performance risk of its counterparty. If the counterparty is unable to perform its obligations under the swap contract at maturity of the swap or any interim payment date, the Fund may not receive the payments due it under the swap agreement. To reduce this risk, the Fund will enter in swaps, to the extent possible, with counterparties who have an investment grade rating from an NRSRO.

         o Contractual Liability. Swaps are privately negotiated transactions between the Fund and a counterparty. All of the rights and obligations of the Fund are detailed in the swap contract, which binds the Fund and its counterparty. Because a swap transaction is a privately-negotiated contract, the Fund remains liable for all obligations under the contract until the swap contract matures or is purchased by the swap counterparty. Therefore, even if the Fund were to sell the swap contract to a third party, the Fund would remain primarily liable for the obligations under the swap transaction. The only way for the Fund to eliminate its primary obligations under the swap agreement is to sell the swap contract back to the original counterparty. Additionally, the Fund must identify liquid assets on its books to the extent of the Fund's obligations to pay the counterparty under the swap agreement.

         o Price Risk. Total return commodity swaps expose the Fund to the price risk of the underlying commodity, index, futures contract or economic variable. If the price of the underlying commodity or index increases in value during the term of the swap, the Fund will receive the price appreciation. However, if the price of the commodity or index declines in value during the term of the swap, the Fund will be required to pay to its counterparty the amount of the price depreciation. The amount of the price depreciation paid by the Fund to its counterparty would be in addition to the financing fee paid by the Fund to the same counterparty.

         o Lack of Liquidity. Although the swap market is well-developed for primary participants, there is only a limited secondary market. Swaps are not traded or listed on an exchange and over the counter trading of existing swap contracts is limited. Therefore, if the Fund wishes to sell its swap contract to a third party, it may not be able to do so at a favorable price.

         o Regulatory Risk. Qualifying swap transactions are exempt from regulation by the CFTC. Additionally, swap contracts have not been determined to be securities under the rules promulgated by the Securities and Exchange Commission ("SEC"). Consequently, swap contracts are not regulated by either the CFTC or the SEC, and swap participants may not be afforded the protections of the Commodity Exchange Act or the federal securities laws.

         To reduce this risk, the Sub-Advisor will only enter into swap agreements with counterparties who use standard International Swap and Dealers Association, Inc. ("ISDA") contract documentation. ISDA establishes industry standards for the documentation of swap agreements. Virtually all principal swap participants use ISDA documentation because it has an established set of definitions, contract terms, and counterparty obligations.

         ISDA documentation also includes a "master netting agreement" which provides that all swaps transacted between the Fund and a counterparty under the master agreement shall be regarded as parts of an integral agreement. If, on any date, amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the remaining swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

         n Other Debt Securities. Additional information is provided below about the types of debt and fixed income securities the Fund may invest in, primarily for liquidity purposes.

         o U.S. Treasury Obligations. These include Treasury Bills (which have maturities of one year or less when issued), Treasury Notes (which have maturities of one to ten years when issued) and Treasury Bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States and are considered to be of the highest credit quality, although they are generally not rated by rating organizations.

                  o Treasury Inflation-Protection Securities. The Fund can buy these U.S. Treasury securities, called "TIPS," that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

                  o Zero-Coupon Securities. The Fund may buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

         Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

         Because   zero-coupon   securities   pay  no  interest   and   compound
semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

         The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         o Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real-estate related securities.

         Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

         As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

         In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

         Prepayment risks can lead to substantial fluctuations in the value of a mortgage related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

         During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected duration. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

         As with other debt securities, the values of mortgage related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

         o Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by: (1) pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, (2) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the
              Department of Veterans' Affairs, (3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these.

         Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

         o U.S. Government Mortgage Related Securities. The Fund can invest in a variety of mortgage related securities that are issued by U.S. Government entities or instrumentalities, some of which are described below.

                  o GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. GNMA Certificates are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.

         The GNMA Certificates in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the GNMA Certificates, whether or not the interest on the underlying mortgages has been collected by the issuers.

         The GNMA Certificates purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. It is expected that payments received by the issuers of GNMA Certificates on account of the mortgages backing the Certificates will be sufficient to make the required payments of principal of and interest on those GNMA Certificates. However if those payments are insufficient, the guaranty agreements between the issuers of the Certificates and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.

         Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

         GNMA Certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, GNMA Certificates do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of GNMA Certificates (such as the Fund) have no security interest in or lien on the underlying mortgages.


         Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the GNMA Certificates held by the Fund. All of the mortgages in the pools relating to the GNMA Certificates in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain GNMA Certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

     o Federal Home Loan Mortgage Corporation Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in: (i) interest payments less servicing and guarantee fees,
(ii) principal prepayments and (iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

         The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

                  o Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.

         o Commercial (Privately-Issued) Mortgage Related Securities. The Fund may invest in commercial mortgage related securities issued by private entities. Generally these are multi-class debt or pass through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

         o "Stripped" Mortgage Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

         Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

         o Forward Rolls. The Fund can enter into "forward roll" transactions with respect to mortgage related securities. In this type of transaction, the Fund sells a mortgage related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

         The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books cash, U.S. government securities or other high-grade debt securities in an amount equal to the payment obligation under the roll.

     These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.

     o Commercial Paper. The Fund may invest in commercial paper, including the following:

                  o Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

         Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

         The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes that are deemed illiquid are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus.

                  o Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

         The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Sub-Advisor may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

         Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

         o Asset-Backed Securities. Asset-backed securities are typically based on account receivables or consumer loans. The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above, for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

         o Zero Coupon Securities of Private Issuers. The Fund may also invest in zero coupon securities issued by private issuers such as domestic or foreign corporations. These securities have the same interest rate risks as described above for zero-coupon U.S. Treasury securities. An additional risk of private-issuer zero coupon securities is the credit risk that the issuer will be unable to make payment at maturity of the obligation.

         o Bank Obligations and Instruments Secured By Them. The bank obligations the Fund may invest in include time deposits, certificates of deposit, and bankers' acceptances. They must be (i) obligations of a domestic bank with total assets of at least $1 billion or (ii) obligations of a foreign bank with total assets of at least U.S. $1 billion. The Fund may also invest in instruments secured by such obligations (for example, debt that is guaranteed by the bank). For purposes of this policy, the term "bank" includes commercial banks, savings banks, and savings and loan associations which may or may not be members of the Federal Deposit Insurance Corporation.

         Time deposits are non-negotiable deposits in a bank for a specified period of time at a stated interest rate. They may or may not be subject to early withdrawal penalties. However, time deposits that are subject to withdrawal penalties, other than those maturing in seven days or less, are subject to the limitation on investments by the Fund in illiquid investments.

         Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are deemed "accepted" when a bank guarantees their payment at maturity.

         o Board-Approved Instruments. The Fund may invest in other debt instruments (including new instruments that may be developed in the future) that the Fund's Board of Trustees determines are consistent with the Fund's investment objective and investment policies.

         o High Yield Securities. The Fund may invest up to 10% of its total assets in high-risk, high-yield, lower-grade debt securities (commonly called "junk bonds"), whether they are rated or unrated. While the Fund may invest in lower-grade debt securities, it is not currently contemplated that the Fund will do so to a significant extent. The Sub-Advisor will not rely solely on the ratings assigned by rating services, and the Fund may invest, without limitation, in unrated securities which offer, in the opinion of the Sub-Advisor, comparable yields and risks as those rated securities in which the Fund may invest.

         High yield securities are rated "BB" or below by Standard & Poor's Corporation or "Ba" or below by Moody's Investors Service, Inc., or have a similar credit risk rating by another rating organization. If they are unrated, the Sub-Advisor will assign a rating to them that the Sub-Advisor believes is of comparable quality to rated securities. High yield securities are considered more risky than investment grade bonds because there is greater uncertainty regarding the economic viability of the issuer. The Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P.
         o Special Risks of High-Yield Securities. Risks of high yield securities may include: (1) limited liquidity and secondary market support, (2) substantial market price volatility resulting from changes in prevailing interest rates, (3) subordination to the prior claims of banks and other senior lenders, (4) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to reinvest premature redemption proceeds only in lower yielding portfolio securities, (5) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (6) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

         As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Other Investment Techniques and Strategies


         n Foreign Securities. The Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt securities identified above. Foreign securities are subject, however, to additional risks not associated with domestic securities, as discussed below. These additional risks may be more pronounced as to investments in securities issued by emerging market countries or by companies located in emerging market countries.

         o Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o         transaction charges for currency exchange;
o         lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o less volume on foreign exchanges than on U.S. exchanges; o greater volatility and less liquidity on foreign markets than in the U.S.; o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.; o greater difficulties in commencing lawsuits; o higher brokerage commission rates than in the U.S.; o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o       unfavorable differences between the U.S. economy and foreign economies.

                  In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         o Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

               o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

                  o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.
                  o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

         The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio managers will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

         n Investment Grade Bonds. The Fund may invest in investment grade debt obligations rated in the four highest investment categories by Standard & Poor's Corporation, Moody's Investors Service, Inc., or by another nationally recognized statistical rating organization ("NRSRO""). If they are unrated, they will be assigned a rating by the Sub-Advisor to be considered of similar quality to obligations that are rated investment grade.
These investments may include:

         o Corporate Bonds. The Fund may invest in debt securities issued by domestic corporations.

         o Foreign Bonds. The Fund may invest in bonds and other debt securities denominated in currencies other than the U.S. dollar. Generally, these securities are issued by foreign corporations and foreign governments and are traded on foreign markets. Investment in foreign debt securities that are denominated in foreign currencies involve certain additional risks, which are described above, in "Foreign Securities."

         o Participation Interests. Participation interests are interests in loans made to U.S. or foreign companies or to foreign governments. These interests are typically acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets may be invested in participation interests of the same borrower.

         The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Certain participation interests may be illiquid and are subject to the Fund's limitations on investments in illiquid securities. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by S&P, but may be deemed acceptable credit risks.

         Participation interests provide the Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

         n Borrowing. From time to time, the Fund may borrow from banks on an unsecured basis. Such borrowing may be used to fund shareholder redemptions or for other purposes. The Fund will borrow only from banks. Under the requirements of the Investment Company Act, the Fund may borrow only to the extent that the value of that Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement. It might have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

         Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case. While borrowings from banks may represent up to one-third of the Fund's total assets, the Fund does not intend to make any investment purchases while its borrowings exceed 5% of its total assets.

         |X| When-Issued and Delayed Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Sub-Advisor before settlement will affect the value of such securities and may cause loss to the Fund.

         The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the
opportunity   to  obtain  the  security  at  a  price  and  yield  it  considers advantageous.

         When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.
         At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment. The Fund may "roll" these transactions by selling the when-issued security before the settlement date and purchasing another substantially similar security. For accounting purposes, the Fund records a "rolled" transaction as a purchase and sale of securities.

         When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

         n Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities.

         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.

         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         n Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements where the Fund sells securities to a buyer and simultaneously agrees to buy back the securities from the buyer at a future date at an agreed-on price. Reverse repurchase agreements are a form of borrowing by the Fund. Therefore, the Fund's investment in reverse repurchase agreements shall be subject to the same borrowing limits discussed under "Borrowing."

         n Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund expects to acquire hybrid instruments having regulatory or contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

         The Fund has percentage limitations that apply to purchases of restricted and illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

         n Loans of Portfolio Securities. To attempt to generate income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than one-third of the Fund's net assets and are subject to other conditions described below. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed one-third of the value of its total assets in the coming year.

         Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund.

         In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees. The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager or Sub-Advisor. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

n Hedging. As described in the Prospectus, the Fund can use hedging instruments. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
         o sell futures contracts, o buy puts on such futures or on securities, or
         o write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Sub-Advisor does not expect to engage extensively in that practice.

         The Fund may use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund will normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
         o buy futures, or
         o buy calls on such futures or on securities.

         When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may:
         o buy puts on that foreign currency and on foreign currency Futures, o write calls on that currency or on such futures contracts, or o enter into forward contracts at a higher or lower rate than the spot ("cash") rate.

         The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

         o Futures. The Fund may buy and sell interest rate futures contracts, commodities futures contracts, financial futures and forward contracts. No payment is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

         At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded. While the terms of interest rate futures contracts call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. Financial futures contracts are similar to interest rate futures, but settlement is made in cash.

         o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund may enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund may also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

         The Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

         However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Sub-Advisor may decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund may have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund may have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner may reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

                  o Comparison of Commodity Futures and Forward Contracts. Futures contracts and forward contracts achieve the same economic effect: both are an agreement to purchase a specified amount of a specified commodity at a specified future date for a price agreed upon today. However, there are significant differences in the operation of the two contracts. Forward contracts are individually negotiated transactions and are not exchange traded. Therefore, with a forward contract, the Fund would make a commitment to carry out the purchase or sale of the underlying commodity at expiration.

         For example, if the Fund were to buy a forward contract to purchase a certain amount of gold at a set price per ounce for delivery in three months' time and then, two months later, the Fund wished to liquidate that position, it would contract for the sale of the gold at a new price per ounce for delivery in one months' time. At expiration of both forward contracts, the Fund would be required to buy the gold at the set price under the first forward contract and sell it at the agreed upon price under the second forward contract. Even though the Fund has effectively offset its gold position with the purchase and sale of the two forward contracts, it must still honor the original commitment at maturity of the two contracts. By contrast, futures exchanges have central clearinghouses which keep track of all positions. To offset a long position in a futures contract, the Fund simply needs to sell a similar contract on the exchange. The exchange clearinghouse will record both the original futures contract purchase and the offsetting sale, and there is no further commitment on the part of the Fund.

         Only a very small percentage of commodity futures contracts result in actual delivery of the underlying commodity. Additionally, any gain or loss on the purchase and sale of the futures contracts is recognized immediately upon the offset, while with a forward contract, profit or loss is recognized upon maturity of the forward contracts.

         o Put and Call Options. The Fund may buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on swaps and the other types of futures described above.

                  o Writing Covered Call Options. The Fund may write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

         When the Fund writes a call, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

         The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

         The Fund may write call options on financial and commodity indices. When writing a call on a index, the Fund receives a premium and agrees to pay to the call buyer a cash amount equal to the appreciation of the index in excess of the option strike price over the call period. If the index declines in value the Fund has no payment obligation and retains the option premium. When writing a call option on an index, the Fund will segregate liquid assets equal to the settlement value of the option.

         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                  o Writing Put Options. The Fund may sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would be required to be segregated to cover such put options.

         If the Fund writes a put, the put must be covered by segregated liquid assets. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

                  o Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund may buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or Futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration.
That sale may or may not be at a profit.

         When the Fund purchases a call or put on an index or Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

o Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund would use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the Sub-Advisor anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Sub-Advisor anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its Custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund may write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline may be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's Custodian bank.

         o Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Advisor uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

         The Fund may pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund could experience losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market may decline. If the Fund then concludes not to invest in securities because of concerns that the market may decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

         o Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the Fund's Custodian bank.

         o Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

         Certain forward contracts the Fund enters into may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

Other Investment Restrictions


         n What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
         o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or o more than 50% of the outstanding shares.

         The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

         n Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

         o The Fund will not purchase the securities, hybrid instruments and other instruments of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured by them. However, the Fund will invest 25% or more of its total assets in securities, hybrid instruments and other instruments, including futures and forward contracts, related options and swaps, linked to the energy and natural resources, agriculture, livestock, industrial metals, and precious metals industries. The individual components of an index will be considered as separate industries for this purpose.

         o The Fund will not make loans. However if it is appropriate under its investment program, the Fund may (a) purchase bonds, debentures, other debt securities and hybrid instruments, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

         o The Fund will not issue any senior security. However, the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities. Additionally, the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the Investment Company Act and applicable regulations, interpretations of the Investment Company Act or an exemptive order. The Fund may also engage in short sales of securities to the extent permitted in its investment program and other restrictions. The purchase or sale of hybrid instruments, futures contracts and related options shall not be considered to involve the issuance of senior securities. Moreover, the Fund may borrow money as authorized by the Investment Company Act.

         o The Fund will not borrow money. However the Fund may enter into commitments to purchase securities and instruments in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any borrowing does not exceed 33-1/3% of the Fund's total assets. Additionally; the Fund may borrow money in an amount not to exceed 33-1/3% of the value of its total assets at the time when the loan is made. Borrowings representing more than 33-1/3% of the Fund's total assets must be repaid before the Fund may make additional investments.

         o The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from purchasing or selling hybrid instruments, options and futures contracts with respect to individual commodities or indices, or from investing in securities or other instruments backed by physical commodities or indices.

         o The Fund will not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. The Fund can also invest in real estate operating companies and shares of companies engaged in other real estate related businesses.

         o The Fund cannot buy securities on margin. However the Fund may make margin deposits in connection with any of the hedging instruments that it may use.

         o The Fund cannot underwrite securities issued by other persons. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling securities held in its own portfolio.

         o The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

         o The Fund cannot invest in oil, gas, or other mineral exploration or development programs or leases. However the Fund may invest in hybrid instruments, options swaps, futures contracts and other investments which are linked to oil, gas and mineral values.

         o The Fund cannot buy the  securities of any company for the purpose of
exercising   management   control,   except   in   connection   with  a  merger,
consolidation, reorganization or acquisition of assets.

         The percentage restrictions described above and in the Fund's Prospectus (other than the percentage limitations that apply on an on-going basis) apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

         For purposes of the Fund's policy not to concentrate its assets as described in the Fund's Prospectus, the Fund has adopted the corporate industry classifications set forth in Appendix D to this Statement of Additional Information. This is not a fundamental policy.

Non-Diversification. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. To qualify as a regulated investment company, the Fund intends to limit its investments so that at the end of each quarter, (1) the Fund will invest no more than 25% of its total assets in the securities of a single issuer, and (2) with respect to at least 50% of its total assets, the Fund will not (a) invest more than 5% of its total assets in the securities of a single issuer, or (b) acquire more than 10% of the outstanding voting securities of a single issuer.



How the Fund Is Managed


Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in July 1996.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         o Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares: Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio.
Each class of shares:
o         has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o         may have a different net asset value,
o may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o         votes as a class on matters that affect that class alone.

         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

         Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

         Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

         |_| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

         The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further state that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:

Oppenheimer Total Return Fund, Inc. Oppenheimer Equity Income Fund Oppenheimer Real Asset Fund Oppenheimer High Yield Fund Oppenheimer Strategic Income Fund Oppenheimer Champion Income Fund Oppenheimer International Bond Fund Oppenheimer Integrity Funds Oppenheimer Limited-Term Government Fund Oppenheimer Main Street Funds, Inc. Oppenheimer Municipal Fund Oppenheimer Variable Account Funds Panorama Series Fund, Inc. Oppenheimer Cash Reserves Centennial America Fund, L.P. Centennial Money Market Trust Centennial Government Trust Centennial New York Tax Exempt Trust Centennial California Tax Exempt Trust Centennial Tax Exempt Trust The New York Tax-Exempt Income Fund, Inc.

     Ms. Macaskill and Messrs. Swain, Bishop, Bowen, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of November 2, 1998, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue, are trustees of that plan.

Robert G. Avis, Trustee*; Age 67
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age 83
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

George C. Bowen, Vice President, Assistant Secretary, Treasurer and Trustee*; Age 62 6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corp., an investment adviser subsidiary of the Manager; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager; Vice President and Treasurer (since August 1978) and Secretary (since April
1981) of Shareholder Services Inc., a transfer agent subsidiary of the Manager; Vice President, Treasurer and Secretary (since November 1989) of Shareholder Financial Services, Inc., a transfer agent subsidiary of the Manager; Assistant Treasurer (since March 1998) of Oppenheimer Acquisition Corp., the parent company of the Manager; Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996), an investment adviser subsidiary of the Manager; an officer of other Oppenheimer funds; formerly Treasurer (June 1990-March 1998) of Oppenheimer Acquisition Corp.

Charles Conrad, Jr., Trustee; Age 68
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

Jon S. Fossel, Trustee; Age 56
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Trustee; Age: 58
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc. and Shareholder Financial Services, Inc., Vice President and a director of Oppenheimer Acquisition Corp. and a director of the Manager.

Raymond J. Kalinowski, Trustee; Age 69
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. Howard Kast, Trustee; Age 76
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age 77
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill, President and Trustee*; Age: 50
Two World Trade Center, 34th Floor, New York, New York 10048
President (since June 1991), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President and a director (since June 1991) of HarbourView Asset Management Corp.; Chairman and a director (since August 1994) of Shareholder Services, Inc. and (since September 1995) Shareholder Financial Services, Inc.; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp.; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager, and Oppenheimer Millennium Funds plc ; President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

Ned M. Steel, Trustee; Age 83
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

James C. Swain, Chairman, Chief Executive Officer and Trustee*; Age 65
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, and Chairman of the Board of Shareholder Services, Inc.

Mark J. P. Anson, Vice President and Portfolio Manager; Age: 40.
Two World Trade Center, 34th Floor, New York, New York 10048-0203
Vice President of the Sub-Advisor (since March 1997) and of the Manager (since July 1996); previously a Registered Options Principal on the equity derivatives desk at Salomon Brothers, Inc., prior to which he was an attorney with Chapman and Cutler (a law firm).

Russell Read, Vice President and Portfolio Manager; Age: 35
Two World Trade Center, 34th Floor, New York, New York 10048-0203
Vice President of the Sub-Advisor (since March 1997) and of the Manager (since July 1995); formerly an investment manager for The Prudential, prior to which he was an Associate Economist for The First National Bank of Chicago.

Andrew J. Donohue, Vice President and Secretary; Age 48
Two World Trade Center, 34th Floor, New York, New York 10048
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since September 1995); President and a director of Centennial Asset Management Corp. (since September 1995); President and a director of Oppenheimer Real Asset
Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a Director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 40
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Scott Farrar, Assistant Treasurer; Age 33
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age 50
Two World Trade Center, 34th Floor, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997) and OppenheimerFunds International Ltd.; an officer of other Oppenheimer funds.

      n Remuneration of Trustees. The officers of the Fund and three Trustees of the Fund (Ms. Macaskill and Messrs. Bowen and Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended August 31, 1998. The compensation from all of the Denver-based Oppenheimer funds includes the compensation from the Fund and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1997.

--------
1. Ms. Macaskill and Mr. Bowen are not Trustees or Directors of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc. or Oppenheimer Variable Account Funds. Mr. Fossel and Mr. Bowen are not Trustees of Centennial New York Tax Exempt Trust or Managing General Partners of Centennial America Fund, L.P.
2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.




-------------------------------------- -------------------------------------- --------------------------------------
                                                                              Total Compensation
                                       Aggregate Compensation                 from all Denver-Based
Trustee's Name and Position            from Fund                              Oppenheimer Funds1
-------------------------------------- -------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------- --------------------------------------

Robert G. Avis                                                          $300                                $63,501

-------------------------------------- -------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------- --------------------------------------

William A. Baker
Audit and Review Committee
Ex-Officio Member2                                                      $355                                $77,502

-------------------------------------- -------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------- --------------------------------------

Charles Conrad, Jr.3                                                    $333                                $72,000

-------------------------------------- -------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------- --------------------------------------

Jon. S. Fossel                                                          $299                                $63,277

-------------------------------------- -------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------- --------------------------------------

Sam Freedman
Audit and Review Committee Member2                                      $316                                $66,501

-------------------------------------- -------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------- --------------------------------------

Raymond J. Kalinowski
Audit and Review Committee Member2
                                                                        $336                                $71,561
-------------------------------------- -------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------- --------------------------------------

C. Howard Kast
Audit and Review Committee Chairman2
                                                                        $359                                $76,503
-------------------------------------- -------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------- --------------------------------------

Robert M. Kirchner3                                                     $333                                $72,000

-------------------------------------- -------------------------------------- --------------------------------------
-------------------------------------- -------------------------------------- --------------------------------------

Ned M. Steel                                                            $300                                $63,501

-------------------------------------- -------------------------------------- --------------------------------------

1.       For the 1997 calendar year.
2.       Committee positions effective July 1, 1997.
3. Prior to July 1, 1997, Messrs. Conrad and Kirchner were members of the Audit and Review Committee.

      n Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

Major Shareholders. As of November 13, 1998 the only persons who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class Y shares were:

Class A Shares: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, who is the record owner of 1,711,489.294 Class A shares (representing approximately 15.96% of the Funds' outstanding Class A shares). CIBC Oppenheimer Corporation, P.O. Box 3484, Church Street Station, New York, New York 10008, who is the record owner of 1,137,905.295 Class A shares (representing approximately 10.61% of the Funds' outstanding Class A shares).

Class B Shares: Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, who is the record owner of 367,554.750 Class B shares (representing approximately 12.62% of the Funds' outstanding Class B shares).

Class C Shares: Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, who is the record owner of 301,173.496 Class C shares (representing approximately 16.19% of the Funds' outstanding Class C shares).

Class Y Shares: OppenheimerFunds, Inc., 6803 South Tucson Way, Englewood, Colorado 80112, who owns 100.00 Class Y shares (representing 100.00% of the Funds' outstanding Class Y shares).

The Fund understands that Charles Schwab & Co., Inc., CIBC Oppenheimer Corporation and Merrill Lynch Pierce Fenner & Smith own the shares listed above for the exclusive for the benefit of their respective customers, none of whom owns 5% or more of such shares.

The Manager and the Sub-Advisor. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Sub-Advisor is a wholly-owned subsidiary of the Manager. The Manager, the Sub-Advisor and the Fund each have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager and the Sub-Advisor.

         n The Investment Advisory Agreement and the Sub-Advisory Agreement. The Investment Advisory Agreement (the "Advisory Agreement") between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the Advisory Agreement or the Sub-Advisor under the Sub-Advisory Agreement are paid by the Fund. The Advisory Agreement and the Sub-Advisory Agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent and custodian expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

---------------------------------------- -----------------------------------------------------------------------------

Fiscal Years Ended 8/31                  Management Fees Paid to OppenheimerFunds, Inc.1
---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------
                 19972                                                     $130,525
---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------
                 1998                                                      $938,980
---------------------------------------- -----------------------------------------------------------------------------

1. Includes subadvisory fees paid by the Manager to the Sub-Advisor. 2. Fiscal period from inception of the Fund, March 31, 1997.

         The advisory agreement and the sub-advisory agreement provide that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager and the Sub-Advisor are not liable for any loss resulting from a good faith error or omission on their part with respect to any of their duties thereunder. The advisory agreement and sub-advisory agreement permit the Manager and the Sub-Advisor to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which they may act as investment adviser or general distributor. If either the Manager or the Sub-Advisor shall no longer act as an investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Sub-Advisory Agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions in securities and futures contracts. The Sub-Advisor is authorized by the Sub-Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of such transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Sub-Advisor need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the Sub-Advisory Agreement, the Sub-Advisor is authorized to select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Sub-Advisor or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Sub-Advisor that the commission is fair and reasonable in relation to the services provided. Subject to these considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Sub-Advisor or an affiliate serves as investment adviser.

      Brokerage Practices Followed by the Sub-Advisor. Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Sub-Advisor determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The Sub-Advisor allocates brokerage for the Fund subject to the provisions of the Sub-Advisory Agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Sub-Advisor's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

      In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Sub-Advisor tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Sub-Advisor or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement and the Sub-Advisory Agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager, the Sub-Advisor and their affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's or the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager or the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager or the Sub-Advisor in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager and the Sub-Advisor to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager or to the Sub-Advisor that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager and the Sub-Advisor to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager and the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Manager and the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      Other funds advised by the Manager or the Sub-Advisor have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager or the Sub-Advisor purchase the same security on the same day from the same dealer, the Manager or the Sub-Advisor may average the price of the transactions and allocate the average among the funds.

---------------------------------------- -----------------------------------------------------------------------------

        Fiscal Year Ended 8/31:                         Total Brokerage Commissions Paid by the Fund1
---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------

                 19972                                                     $33,431
---------------------------------------- -----------------------------------------------------------------------------
---------------------------------------- -----------------------------------------------------------------------------

                 1998                                                     $142,8413
---------------------------------------- -----------------------------------------------------------------------------
1.       Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2.       Fiscal period from inception of the Fund March 31, 1997.
3.       In the fiscal year ended 8/31/98,  the amount of  transactions  directed to brokers for research  services was $3,044,470 and the amount of the commissions paid to broker-dealers for those services was $720.

Distribution and Service Plans


         The  Distributor.  Under its General  Distributor's  Agreement with the
Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. They exclude payments under the Distribution and Service Plans but include advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders).

--------------- ------------------- ------------------- -------------------- ------------------- -------------------


                Aggregate           Class A Front-End   Commissions on       Commissions on      Commissions on
Fiscal Year     Front-End Sales     Sales Charges       Class A Shares       Class B Shares      Class C Shares
Ended 8/31:     Charges on Class    Retained by         Advanced by          Advanced by         Advanced by
                A Shares            Distributor         Distributor1         Distributor1        Distributor1
--------------- ------------------- ------------------- -------------------- ------------------- -------------------
--------------- ------------------- ------------------- -------------------- ------------------- -------------------
    19972            $437,358            $109,980               N/A               $563,129            $ 88,495
--------------- ------------------- ------------------- -------------------- ------------------- -------------------
--------------- ------------------- ------------------- -------------------- ------------------- -------------------
     1998            $725,009            $155,030            $139,534             $774,603            $111,824
--------------- ------------------- ------------------- -------------------- ------------------- -------------------

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
2. Fiscal period from inception of the Fund, 3/31/97.






----------------------- ----------------------------- ------------------------------ -------------------------------

                        Class A Contingent Deferred   Class B Contingent Deferred    Class C Contingent Deferred
Fiscal Years Ended      Sales Charges Retained by     Sales Charges Retained by      Sales Charges Retained by
8/31:                   Distributor                   Distributor                    Distributor
----------------------- ----------------------------- ------------------------------ -------------------------------
----------------------- ----------------------------- ------------------------------ -------------------------------
        1997*                        $0                           $847                           $1,580
----------------------- ----------------------------- ------------------------------ -------------------------------
----------------------- ----------------------------- ------------------------------ -------------------------------
         1998                        $0                         $145,593                        $39,184
----------------------- ----------------------------- ------------------------------ -------------------------------

*  From inception of the Fund, 3/31/97.

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for distribution services in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2, cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by the holders of a "majority" (as defined in the Investment Company Act) of the shares of the applicable class. The shareholder votes for the plans were cast by the Manager as the sole initial holder of each class of shares of the Fund.

      Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform, at no cost to the Fund. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. The reports on the Class B Plan and Class C Plan shall also include the Distributor's distribution costs for that quarter and in the case of the Class B plan the amount of those costs for previous fiscal periods that are unreimbursed. Those reports are subject to the review and approval of the Independent Trustees.

      Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

      o Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      For the fiscal period ended August 31, 1998 payments under the Class A Plan totaled $144,458, all of which was paid by the Distributor to recipients. That included $3,360 paid to an affiliate of the Manager's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      o Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid.

      The Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to reimburse dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,

o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o employs personnel to support distribution of Class B and Class C shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      For the fiscal period ended August 31, 1998, payments under the Class B plan totaled $226,561. The Distributor retained $221,715 of the total amount. For the fiscal period ended August 31, 1998, payments under the Class C plan totaled $120,605. The Distributor retained $114,437 of the total amount.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. As of August 31, 1998, the Distributor had incurred unreimbursed expenses under the Class B plan in the amount of $1,408,959 (equal to 8.12% of the Fund's net assets represented by Class B shares on that date) and unreimbursed expenses under the Class C plan of $40,178 (equal to 0.39% of the Fund's net assets represented by Class C shares on that date). If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

      All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund


Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The chart below shows the Fund's performance for the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

         The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

         Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

         |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
     |_| An investment in the Fund is not insured by the FDIC or any other government agency.
     |_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
     |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
     o The Fund's performance returns do not reflect the effects of taxes on dividends or capital gains distributions.
     |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

     |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

         |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                       1/n
                  (ERV)
                  (---)   -1 = Average Annual Total Return
                  ( P )


         |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

                  ERV - P
                  ------- = Total Return
                     P


         |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.













---------------------------------------------------------------------------------------------

The Fund's Total Returns for the Periods Ended 8/31/98
---------------------------------------------------------------------------------------------
-------------- ------------------------- ----------------------------------------------------
               Cumulative Total          Average Annual Total Returns
Class      of  Returns (Life of Class)
Shares
-------------- ------------------------- ----------------------------------------------------
-------------- ------------------------- ------------------------- --------------------------

                                                  1-Year                (Life-of-Class)
-------------- ------------------------- ------------------------- --------------------------
-------------- ------------ ------------ ------------ ------------ ------------ -------------
               After        Without      After        Without      After        Without
               Sales        Sales        Sales        Sales        Sales        Sales Charge
               Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ -------------
-------------- ------------ ------------ ------------ ------------ ------------ -------------
Class A        -44.06%      -40.65%      -45.74%      -42.43%      -33.64%1     -30.81%1
-------------- ------------ ------------ ------------ ------------ ------------ -------------
-------------- ------------ ------------ ------------ ------------ ------------ -------------
Class B        -43.65%      -41.35%      -45.70%      -42.89%      -33.30%2     -31.382
-------------- ------------ ------------ ------------ ------------ ------------ -------------
-------------- ------------ ------------ ------------ ------------ ------------ -------------
Class C        -41.38%      -41.38%      -43.43%      -42.87%      -31.41%3     -31.41%3
-------------- ------------ ------------ ------------ ------------ ------------ -------------
-------------- ------------ ------------ ------------ ------------ ------------ -------------
Class Y        N/A          -40.59%      N/A          -42.38%      N/A          -30.76%4
-------------- ------------ ------------ ------------ ------------ ------------ -------------
1. Inception of Class A:   3/31/97
2. Inception of Class B:   3/31/97
3. Inception of Class C:   3/31/97
4. Inception of Class Y:   3/31/97

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. Lipper currently ranks the Fund's performance against all other specialty funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

         |_| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is not yet ranked by Morningstar because its inception was less than three years ago.

         Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3-


and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

         The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

         |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

--------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How to Buy Shares


         Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix E contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix E to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

         n Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
              o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
              o current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
              o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

         n The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Municipal Bond Fund                              Oppenheimer Global Fund
Oppenheimer New York Municipal Fund                          Oppenheimer Global Growth & Income Fund
Oppenheimer California Municipal Fund                        Oppenheimer Gold & Special Minerals Fund
Oppenheimer Intermediate Municipal Fund                      Oppenheimer Strategic Income Fund
Oppenheimer Insured Municipal Fund                           Oppenheimer International Bond Fund
Oppenheimer     Main    Street     California     Municipal  Oppenheimer Enterprise Fund
Fund                                                         Oppenheimer International Growth Fund
Oppenheimer Florida Municipal Fund                           Oppenheimer Developing Markets Fund
Oppenheimer New Jersey Municipal Fund                        Oppenheimer Real Asset Fund
Oppenheimer Pennsylvania Municipal Fund                      Oppenheimer International Small Company Fund
Oppenheimer Discovery Fund                                   Oppenheimer Quest Balanced Value Fund
Oppenheimer Capital Appreciation Fund                        Oppenheimer Quest Opportunity Value Fund
Oppenheimer Growth Fund                                      Oppenheimer Quest Small Cap Value Fund
Oppenheimer Equity Income Fund                               Oppenheimer Quest Value Fund, Inc.
Oppenheimer Multiple Strategies Fund                         Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Total Return Fund, Inc.                          Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Main Street Income & Growth Fund                 Oppenheimer MidCap Fund
Oppenheimer High Yield Fund                                  Oppenheimer Convertible Securities Fund
Oppenheimer Champion Income Fund                             Rochester Fund Municipals
Oppenheimer Bond Fund                                        Limited-Term New York Municipal Fund
Oppenheimer U.S. Government Trust                            Oppenheimer Disciplined Value Fund
Oppenheimer Limited-Term Government Fund                     Oppenheimer Disciplined Allocation Fund
                                                             Oppenheimer World Bond Fund


and the following money market funds:

Oppenheimer Money Market Fund, Inc.                          Centennial Government Trust
Oppenheimer Cash Reserves                                    Centennial New York Tax Exempt Trust
Centennial Money Market Trust                                Centennial California Tax Exempt Trust
Centennial Tax Exempt Trust                                  Centennial America Fund, L.P.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         [-] Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

     5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:

          (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,

          (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and

          (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

         Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in the Appendix E to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the Plan has less than $3 million in assets (other than assets invested in money market funds) invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of the Oppenheimer funds. Any Retirement Plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the Plan's Applicable Investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

         The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares in general are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation for selling Fund shares may receive different levels of compensation for selling to one class of shares than another.

         The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

         [-] Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         [-] Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, share registration fees and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). All references to time in this Statement of Additional
Information   mean  "New  York  time."  The   Exchange's   most  recent  annual
announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.


         Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. For example, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

         Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

         n Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

         o Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
     o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

         o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
         o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued,

(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

         o  The  following   securities   are  valued  at  cost,   adjusted  for
amortization  of premiums  and  accretion  of  discounts:

(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

         The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.



How to Sell Shares


         Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
         o Class A shares that you purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge which was paid, or
         o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

         Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.


Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

         Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in "Waivers of Class B and Class C Sales Charges" below).

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.


         [-]  Automatic  Exchange  Plans.   Shareholders  can  authorize  the
Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         [-] Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

         The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares


         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.
         o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
         o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares. o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401 (k) plans. o Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

         Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

         For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange of Class M shares. No other exchanges may be made to Class M shares.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         [-] How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify which class of shares they intend to exchange.

         [-] Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         [-]  Telephone   Exchange   Requests.   When  exchanging  shares  by
telephone, a shareholder must either have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         [-] Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes


         Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes.

              Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

         Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

         If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.


Additional Information About the Fund


The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager, the Sub-Advisor and certain other funds advised by the Manager and its affiliates.

30 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Real Asset Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Real Asset Fund as of August 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the year ended August 31, 1998 and the period ended August 31, 1997, and the financial highlights for the period March 31, 1997 to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers; and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Denver, Colorado
September 22, 1998



--------------------------------------------------------------------------------
Statement of Investments  August 31, 1998
------------------------------------------------------------------------------

                                                                      Face          Market Value
                                                                      Amount        See Note 1
===============================================================================================
Mortgage-Backed Obligations--58.2%
-----------------------------------------------------------------------------------------------
Government Agency--48.7%
-----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates,
Series 1451, Cl. G, 7%, 9/15/06                                       $ 8,000,000   $ 8,212,480
-----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1820, Cl. PI, 7.93%, 2/15/10(1)           14,450,277     1,774,675
-----------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 6/30/99(2)                                                          6,500,000     6,536,530
6.03%, 7/7/99(2)                                                        6,540,000     6,578,847
6.07%, 7/1/99(2)                                                        1,220,000     1,227,625
6.29%, 5/7/99(2)                                                        3,480,000     3,502,307
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg
Investment Conduit Pass-Through Certificates,
Trust 1992-188, Cl. PG, 6.65%, 1/25/17                                  7,711,350     7,807,742
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1993-183, Cl. G, 6%, 1/25/19                                      3,000,000     3,045,930
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1996-64, Cl. PB, 6.50%, 1/18/19                                   3,000,000     3,041,250
Interest-Only Stripped Mtg.-Backed Security, Trust 1993-23,
Cl. PN, (3.484)%, 4/25/22(1)                                            3,624,240     1,141,635
Interest-Only Stripped Mtg.-Backed Security, Trust 1997-3,
5.62%, 3/18/26(1)(2)                                                    3,424,713       736,313
-----------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Series 1997-5, Cl. PJ, 1.96%, 5/20/22(1)          2,442,142       309,847
                                                                                    -----------
                                                                                     43,915,181
-----------------------------------------------------------------------------------------------
Private--9.5%
-----------------------------------------------------------------------------------------------
Commercial--6.6%
NC Finance Trust, Collateralized Mtg. Obligations,
Series 1998-I, Cl. 1, 5%, 5/25/28(3)                                    5,196,967     4,989,089
-----------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1994-C2, Cl. G, 8%, 4/25/25                                        906,993       908,269
                                                                                    -----------
                                                                                      5,897,358

-----------------------------------------------------------------------------------------------
Residential--2.9%
Salomon Brothers Mortgage Securities VII,
Series 1998-2, Cl. 1, 5%, 11/25/27(3)                                   2,751,347     2,644,733
                                                                                    -----------
Total Mortgage-Backed Obligations (Cost $52,821,471)                                 52,457,272


13 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                Face             Market Value
                                                                Amount           See Note 1
============================================================================================
Corporate Bonds and Notes--5.6%
--------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 6.52% Debs., 1/2/02
(Cost $4,997,691)                                               $ 4,870,000      $ 5,051,218

============================================================================================
Structured Instruments--33.9%
--------------------------------------------------------------------------------------------
AIG International, Inc.:
Commodity Index Excess Return Linked Nts., 5.813%, 8/4/99(6)      2,000,000        1,682,886
Commodity Index Total Return Linked Nts., 5.50%, 9/15/99(4)       6,000,000        5,519,742
--------------------------------------------------------------------------------------------
Bank of America NT & SA (London Branch), Goldman Sachs
Commodity Index Excess Return Linked Nts., 5.50%, 1/5/00(4)       8,000,000        4,817,600
--------------------------------------------------------------------------------------------
Business Development Bank Canada, Goldman Sachs Commodity
Index Excess Return Linked Nts., 5.45%, 1/24/00(4)                2,000,000        1,367,200
--------------------------------------------------------------------------------------------
Cargill Financial Services Corp., Goldman Sachs Commodity
Index Total Return Linked Nts., Series 2, 5.80%, 9/13/99(4)       8,000,000        6,879,751
--------------------------------------------------------------------------------------------
Chase Manhattan Bank USA, National Assn.:
Chase Physical Commodity Index Linked Deposit Nts.,
5.40%, 8/30/99(5)                                                 5,500,000        5,244,250
Chase Physical Commodity Index Linked Nts.,
5.60%, 7/26/99(5)                                                 5,000,000        3,697,000
--------------------------------------------------------------------------------------------
Commerzbank International SA, Natural Gas Linked Nts.,
5.25%, 5/22/99                                                    2,000,000        1,375,200
--------------------------------------------------------------------------------------------
Total Structured Instruments (Cost $38,500,000)                                   30,583,629

============================================================================================
Repurchase Agreements--2.3%
--------------------------------------------------------------------------------------------
Repurchase  agreement with Zion First National Bank, 5.75%, dated 8/31/98, to be repurchased  at $2,100,335 on 9/1/98,  collateralized  by U.S.  Treasury  Bonds,
9.125%, 5/15/18,
with a value of $2,145,512 (Cost $2,100,000)                      2,100,000        2,100,000

--------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $98,419,162)                        100.0%      90,192,119
--------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                  (0.0)         (24,403)
                                                               ------------     ------------
Net Assets                                                            100.0%     $90,167,716
                                                               ============     ============


14 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1). Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

(2). Securities with an aggregate market value of $18,581,622 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

(3). Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

(4). Security is linked to the Goldman Sachs Commodity Index or the Goldman Sachs Commodity Excess Return Index. The indexes are composed of the future prices of twenty-two different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals) in rough proportion to the value of their production in the world economy.

(5). The CPCI is the Chase Physical Commodity Index. It is a total return commodity index that is passively managed. The index holds unleveraged long positions in the futures contracts of physical commodities. The index invests across five main commodity markets: energy, grains, livestock, metals, and food/fiber.

(6). Security is linked to the AIG Commodity Index (AIGCI). The AIGCI is a passively managed index showing the total return from holding unleveraged long positions in futures contracts of physical commodities. Twenty commodity markets representing six major commodity industry groups [grains, base metals, precious metals, energy, livestock, and softs (food/fiber)] are included in the calculation of the AIGCI.

See accompanying Notes to Financial Statements.


15 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  August 31, 1998
--------------------------------------------------------------------------------

====================================================================================
Assets
Investments, at value (cost $98,419,162)--see accompanying statement    $ 90,192,119
------------------------------------------------------------------------------------
Cash                                                                         143,014
------------------------------------------------------------------------------------
Receivables:
Investments sold                                                           5,021,954
Interest and dividends                                                       901,607
Shares of beneficial interest sold                                           382,296
Daily variation on futures contracts--Note 5                                  16,250
------------------------------------------------------------------------------------
Deferred organization costs--Note 1                                           26,993
------------------------------------------------------------------------------------
Other                                                                          1,908
                                                                       -------------
Total assets                                                              96,686,141

====================================================================================
Liabilities
Options written, at value (premiums received $95,750)--
see accompanying statement--Note 6                                           216,000
------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                      5,500,000
Shares of beneficial interest redeemed                                       630,713
Daily variation on futures contracts--Note 5                                  89,827
Distribution and service plan fees                                            42,721
Shareholder reports                                                            4,912
Transfer and shareholder servicing agent fees                                  2,493
Other                                                                         31,759
                                                                       -------------
Total liabilities                                                          6,518,425

====================================================================================
Net Assets                                                              $ 90,167,716
                                                                       =============

====================================================================================
Composition of Net Assets
Paid-in capital                                                         $144,675,754
------------------------------------------------------------------------------------
Undistributed net investment income                                        2,823,015
------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                 (48,003,142)
------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                (9,327,911)
                                                                       -------------
Net assets                                                              $ 90,167,716
                                                                       =============


16 Oppenheimer Real Asset Fund

================================================================================
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $62,567,785 and 10,765,358 shares of beneficial interest outstanding) $5.81 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $6.16

--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,356,789 and 3,012,187 shares of beneficial interest
outstanding)                                                               $5.76

--------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,242,561 and 1,778,693 shares of beneficial interest
outstanding)                                                               $5.76

--------------------------------------------------------------------------------
Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $581 and 100 shares of beneficial interest outstanding) $5.81

See accompanying Notes to Financial Statements.


17 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended August 31, 1998
--------------------------------------------------------------------------------

===================================================================================
Investment Income
Interest                                                               $  5,880,931

===================================================================================
Expenses
Management fees--Note 4                                                     938,980
-----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                     144,458
Class B                                                                     226,561
Class C                                                                     120,605
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                       182,526
-----------------------------------------------------------------------------------
Shareholder reports                                                          89,716
-----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  63,533
-----------------------------------------------------------------------------------
Registration and filing fees                                                 14,064
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  11,678
-----------------------------------------------------------------------------------
Deferred organization expenses                                                9,465
-----------------------------------------------------------------------------------
Insurance expenses                                                            3,878
-----------------------------------------------------------------------------------
Trustees' fees and expenses                                                   2,931
-----------------------------------------------------------------------------------
Other                                                                         5,624
                                                                       ------------
Total expenses                                                            1,814,019

===================================================================================
Net Investment Income                                                     4,066,912

===================================================================================
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments                                                             (50,795,170)
Closing of futures contracts                                              1,718,464
Closing and expiration of option contracts written--Note 6                1,347,690
                                                                       ------------
Net realized loss                                                       (47,729,016)

-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments    (10,943,262)
                                                                       ------------
Net realized and unrealized loss                                        (58,672,278)

===================================================================================
Net Decrease in Net Assets Resulting from Operations                   $(54,605,366)
                                                                       ============

See accompanying Notes to Financial Statements.


18 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             Year Ended      Period Ended
                                                                             August 31,      August 31,
                                                                             1998            1997(1)
=========================================================================================================
Operations
Net investment income                                                        $  4,066,912    $    514,287
---------------------------------------------------------------------------------------------------------
Net realized loss                                                             (47,729,016)       (273,092)
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                         (10,943,262)      1,615,351
                                                                             ------------    ------------
Net increase (decrease) in net assets resulting from operations               (54,605,366)      1,856,546

=========================================================================================================
Dividends to Shareholders Dividends from net investment income:
Class A                                                                        (1,102,914)             --
Class B                                                                          (441,240)             --
Class C                                                                          (236,846)             --
Class Y                                                                               (21)             --

=========================================================================================================
Beneficial  Interest  Transactions  Net  increase in net assets  resulting  from beneficial interest transactions--Note 2:
Class A                                                                        61,012,518      36,531,028
Class B                                                                        14,242,312      16,023,891
Class C                                                                         6,523,710      10,363,098
Class Y                                                                                --           1,000

=========================================================================================================
Net Assets
Total increase                                                                 25,392,153      64,775,563
---------------------------------------------------------------------------------------------------------
Beginning of period                                                            64,775,563              --
                                                                             ------------    ------------
End of period (including undistributed net investment
income of $2,823,015 and $537,526, respectively)                             $ 90,167,716    $ 64,775,563
                                                                             ============    ============

(1). For the period from March 31, 1997 (commencement of operations) to August 31, 1997.

See accompanying Notes to Financial Statements.


19 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                        Class A
                                                        ------------------------
                                                        Year Ended August 31,
                                                        1998          1997(1)
================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $10.31        $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .29           .09
Net realized and unrealized gain (loss)                  (4.59)          .22
                                                        ------        ------
Total income (loss) from investment operations           (4.30)          .31

--------------------------------------------------------------------------------
Dividends from net investment income                      (.20)           --
                                                        ------        ------
Total dividends and distributions to shareholders         (.20)           --
--------------------------------------------------------------------------------
Net asset value, end of period                           $5.81        $10.31
                                                        ======        ======
================================================================================
Total Return, at Net Asset Value(2)                     (42.43)%        3.10%

================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $62,568       $37,687
--------------------------------------------------------------------------------
Average net assets (in thousands)                      $59,251       $18,361
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     4.59%         4.27%(3)
Expenses                                                  1.66%         1.74%(3)
--------------------------------------------------------------------------------
Portfolio turnover rate(4)                               105.2%         38.9%

1. For the period from March 31, 1997 (commencement of operations) to August 31, 1997.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.


20 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Class B                     Class C                    Class Y
                                                    -----------------------     ----------------------     ---------------------
                                                    Year Ended August 31,       Year Ended August 31,      Year Ended August 31,
                                                    1998           1997(1)      1998           1997(1)     1998           1997(1)
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $10.27         $10.00       $10.26         $10.00      $10.31         $10.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .28            .07          .26            .08         .42            .20
Net realized and unrealized gain (loss)              (4.62)           .20        (4.60)           .18       (4.71)           .11
                                                    ------         ------       ------         ------      ------         ------
Total income (loss) from investment operations       (4.34)           .27        (4.34)           .26       (4.29)           .31

--------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                  (.17)            --         (.16)            --        (.21)            --
                                                    ------         ------       ------         ------      ------         ------
Total dividends and distributions to shareholders     (.17)            --         (.16)            --        (.21)            --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $5.76         $10.27        $5.76         $10.26       $5.81         $10.31
                                                    ======         ======       ======         ======      ======         ======
================================================================================================================================
Total Return, at Net Asset Value(2)                 (42.89)%         2.70%      (42.87)%         2.60%     (42.38)%         3.10%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)           $17,357        $16,471      $10,243        $10,616          $1             $1
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $22,659         $7,388      $12,060         $5,599          $1             $1
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 3.87%          3.35%(3)     3.87%          3.34%(3)    4.84%          4.75%(3)
Expenses                                              2.39%          2.56%(3)     2.38%          2.56%(3)    1.40%          1.57%(3)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                           105.2%          38.9%       105.2%          38.9%      105.2%          38.9%

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $189,668,387 and $78,381,855, respectively.

See accompanying Notes to Financial Statements.


21 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. Oppenheimer Real Asset Fund is a mutual fund that seeks to provide total return as its investment objective. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor. The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Structured Notes. The Fund invests in commodity-linked structured notes whereby the market value and redemption price are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to commodities and increases the notes' volatility relative to the face value of the security. At August 31, 1998, the Fund owned such securities with a face amount of $38,500,000, which generated exposure to commodity indices of $107,583,629. Fluctuations in the value of the security related to this commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended August 31, 1998, the market value of these securities comprised an average of 39% of the Fund's net assets, and resulted in realized and unrealized losses of $58,867,596. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.


22 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $49,041,000, which expires in 2006.


23 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income annually. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Organization Costs. The Advisor advanced $37,476 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Advisor's initial investment in shares of the Fund is withdrawn during the amortization period, by any holder thereof, the redemption proceeds will be reduced by the proportionate amount of the unamortized organization costs represented by the ratio that the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $41, a decrease in undistributed net investment income of $402, and a decrease in accumulated net realized loss on investments of $443.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


24 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          Year Ended August 31, 1998         Period Ended August 31, 1997(1)
                          ---------------------------        -------------------------------
                          Shares         Amount              Shares              Amount
--------------------------------------------------------------------------------------------
Class A:
Sold                      11,980,392     $101,952,769        4,102,350           $40,994,666
Dividends reinvested         111,164        1,045,978               --                    --
Redeemed                  (4,981,608)     (41,986,229)        (446,940)           (4,463,638)
                          ----------     ------------        ---------           -----------
Net increase               7,109,948     $ 61,012,518        3,655,410           $36,531,028
                          ==========     ============        =========           ===========

--------------------------------------------------------------------------------------------
Class B:
Sold                       2,490,310     $ 22,171,281        1,629,263           $16,280,408
Dividends reinvested          42,367          397,911               --                    --
Redeemed                  (1,124,288)      (8,326,880)         (25,465)             (256,517)
                          ----------     ------------        ---------           -----------
Net increase               1,408,389     $ 14,242,312        1,603,798           $16,023,891
                          ==========     ============        =========           ===========

--------------------------------------------------------------------------------------------
Class C:
Sold                       1,579,842     $ 13,009,004        1,071,035           $10,719,401
Dividends reinvested          24,009          227,456               --                    --
Redeemed                    (860,150)      (6,712,750)         (36,043)             (356,303)
                          ----------     ------------        ---------           -----------
Net increase                 743,701     $  6,523,710        1,034,992           $10,363,098
                          ==========     ============        =========           ===========

--------------------------------------------------------------------------------------------
Class Y:
Sold                              --     $         --              100           $     1,000
Dividends reinvested              --               --               --                    --
Redeemed                          --               --               --                    --
                          ----------     ------------        ---------           -----------
Net increase                      --     $         --              100           $     1,000
                          ==========     ============        =========           ===========

(1). For the period from March 31, 1997 (commencement of operations) to August 31, 1997.

================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1998, net unrealized depreciation on investments and options written of $8,347,293 was composed of gross appreciation of $365,499, and gross depreciation of $8,712,792.


25 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $200 million of average net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the Sub-Advisory Agreement, the Manager receives from the Advisor the following portions of the annual fees: 0.50% of the first $200 million of average net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million.

            For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $725,009, of which $155,030 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Advisor, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $774,603 and $111,824, respectively, of which $20,063 was paid to an affiliated broker/dealer for Class B shares. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $145,593 and $39,184, respectively, upon redemption of Class B and C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Advisor, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1998, OFDI paid $3,360 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


26 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI retained $221,715 and $114,437, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $1,408,959 for Class B and $40,178 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may buy and sell commodity futures contracts, primarily to hedge the various exposures inherent in its holdings structured notes that are linked to commodities indices. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


27 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Futures Contracts  (continued)

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At August 31, 1998, the Fund had outstanding futures contracts as follows:

                                                                                 Unrealized
                             Expiration      Number of      Valuation as of      Appreciation
                             Date            Contracts      August 31, 1998      (Depreciation)
----------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
COMMODITIES
Agriculture
Corn                         12/98            165           $ 1,645,875           $ (409,188)
Soybean                      11/98             15               383,625              (74,625)
Wheat                        12/98            100             1,270,000              (68,625)
Energy
Crude Oil                    11/98            667             9,251,290           (1,030,610)
Crude Oil                     9/98            532             7,096,880              (75,480)
Natural Gas                  12/98            150             3,574,500                 (500)
Precious Metals
Silver                       12/98            150             3,508,500             (518,000)
                                                                                  ----------
                                                                                  (2,177,028)
                                                                                  ----------
Contracts to Sell
-----------------
COMMODITIES
Agriculture
Corn                          3/99            100             1,058,750               74,750
Wheat                        12/98             40               557,500              101,000
Energy
Crude Oil                    11/99            667            10,718,690              714,620
Industrial Metals
Copper                       12/98             85             1,516,188               56,313
Aluminum                      9/98             30             1,009,523              (24,023)
INDICES
Goldman Sachs
Commodities Index             9/98            150             5,130,000              273,750
                                                                                  ----------
                                                                                   1,196,410
                                                                                  ----------
                                                                                  $ (980,618)
                                                                                  ==========


28 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying securities at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 1998 was as follows:

                                 Call Options                   Put Options
                                 ----------------------         --------------------
                                 Number of Amount of            Number of Amount of
                                 Options   Premiums             Options Premiums
------------------------------------------------------------------------------------
Options outstanding at
August 31, 1997                      --    $        --             --    $        --
Options written                   1,195      1,099,790            675        555,500
Options closed or expired        (1,195)    (1,099,790)          (575)      (459,750)
                                 ------    -----------           ----    -----------
Options outstanding at
August 31, 1998                      --    $        --            100    $    95,750
                                 ======    ===========           ====    ===========


29 Oppenheimer Real Asset Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
6. Option Activity  (continued)

A sufficient amount of liquid assets are available to cover outstanding written put options described as follows:

                        Contracts          Expiration   Exercise     Premium     Market
                        Subject to Put     Date         Price        Received    Value
-----------------------------------------------------------------------------------------
December 98 Silver
Futures Contracts       100                11/13/98     $5.00        $95,750     $216,000

================================================================================
7. Illiquid and Restricted Securities

At August 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at August 31, 1998, was $7,633,822, which represents 8.47% of the Fund's net assets.

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended August 31, 1998.

                                                    Appendix A

--------------------------------------------------------------------------------
CFTC EXEMPTION FOR QUALIFYING HYBRID INSTRUMENTS
--------------------------------------------------------------------------------

Section 34.3 Hybrid Instrument Exemption

(a) A hybrid instrument is exempt from all provisions of the Commodity Exchange Act (the "Act") and any person or class of persons offering, entering into, rendering advice or rendering other services with respect to such exempt hybrid instrument is exempt for such activity from all provisions of the Act (except in each case Section 2(a)(1)(B)), provided the following terms and conditions are met:

     (1)   The instrument is:

           (i) An equity or debt security within the meaning of Section 2(l) of the Securities Act of 1933; or

           (ii) A demand deposit, time deposit or transaction account within the meaning of 12 CFR 204.2(b)(1), (c)(1) and (e), respectively, offered by an insured depository institution as defined in Section 3 of the Federal Deposit Insurance Act; an insured credit union as defined in
           Section 101 of the Federal Credit Union Act; or a Federal or State branch or agency of a foreign bank as defined in Section 1 of the International Banking Act;

     (2) The sum of the commodity-dependent values of the commodity-dependent components is less than the commodity-independent value of the commodity-independent component;

     (3) Provided that:

           (i) An issuer must receive full payment of the hybrid instrument's purchase price, and a purchaser or holder of a hybrid instrument may not be required to make additional out-of-pocket payments to the issuer during the life of the instrument or at maturity; and

           (ii) The instrument is not marketed as a futures contract or a commodity option, or, except to the extent necessary to describe the functioning of the instrument or to comply with applicable disclosure requirements, as having the characteristics of a futures contract or a commodity option; and

           (iii) The instrument does not provide for settlement in the form of a delivery instrument that is specified as such in the rules of a designated contract market;

     (4) The instrument is initially issued or sold subject to applicable federal or state securities or banking laws to persons permitted thereunder to purchase or enter into the hybrid instrument.

                                            Appendix   B

--------------------------------------------------------------------------------
CFTC EXEMPTION FOR SWAP TRANSACTIONS
--------------------------------------------------------------------------------

Section 35.2 Exemption

A swap agreement is exempt from all provisions of the Act and any person or class of persons offering, entering into, rendering advice, or rendering other services with respect to such agreement, is exempt for such activity from all provisions of the Act (except in each case the provisions of Sections 2(a)(1)(B), 4b, and 4o of the Act and Section 32.9 of this chapter as adopted under Section 4c(b) of the Act, and the provisions of Sections 6(c) and 9(a)(2) of the Act to the extent these provisions prohibit manipulation of the market price of any commodity in interstate commerce or for future delivery on or subject to the rules of any contract market), provided the following terms and conditions are met:

         (a) the swap agreement is entered into solely between eligible swap participants at the time such persons enter into the swap agreement;

         (b) the swap agreement is not part of a fungible class of agreements that are standardized as to their material economic terms;

         (c) the creditworthiness of any party having an actual or potential obligation under the swap agreement would be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost, or credit enhancement terms of the swap agreement; and

         (d) the swap agreement is not entered into and traded on or through a multilateral transaction execution facility; provided, however, that subsections
(b) and (d) of Rule 35.2 shall not be deemed to preclude arrangements or facilities between parties to swap agreements, that provide for netting of payment obligations resulting from such swap agreements nor shall these subsections be deemed to preclude arrangements or facilities among parties to swap agreements, that provide for netting of payments resulting from such swap agreements; provided further, that any person may apply to the Commission for exemption from any of the provisions of the Act (except 2(a)(1)(B)) for other arrangements or facilities, on such terms and conditions as the Commission deems appropriate, including but not limited thereto, the applicability of other regulatory regimes.

                                            Appendix C

--------------------------------------------------------------------------------
                                                    Bond Ratings
--------------------------------------------------------------------------------

Description of Moody's Investor Services, Inc. Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C can be regarded as having extremely poor prospects of ever retaining any real investment standing.

Description of Standard & Poor's Corporation Bond Ratings

AAA: AAA is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated C. Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

Description of Fitch IBCA, Inc. Ratings

AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds rate BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC: Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds in these rating categories are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery of these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Description of Duff & Phelps' Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA & AA-: High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

                                            Appendix D

--------------------------------------------------------------------------------
                                              Industry Classifications
--------------------------------------------------------------------------------

Aerospace/Defense                                             Food
Air Transportation                                            Gas Utilities
Auto Parts Distribution                                       Gold
Automotive                                                    Health Care/Drugs
Bank Holding Companies                                        Health Care/Supplies & Services
Banks                                                         Homebuilders/Real Estate
Beverages                                                     Hotel/Gaming
Broadcasting                                                  Industrial Services
Broker-Dealers                                                Information Technology
Building Materials                                            Insurance
Cable Television                                              Leasing & Factoring
Chemicals                                                     Leisure
Commercial Finance                                            Manufacturing
Computer Hardware                                             Metals/Mining
Computer Software                                             Nondurable Household Goods
Conglomerates                                                 Oil - Integrated
Consumer Finance                                              Paper
Containers                                                    Publishing/Printing
Convenience Stores                                            Railroads
Department Stores                                             Restaurants
Diversified Financial                                         Savings & Loans
Diversified Media                                             Shipping
Drug Stores                                                   Special Purpose Financial
Drug Wholesalers                                              Specialty Retailing
Durable Household Goods                                       Steel
Education                                                     Supermarkets
Electric Utilities                                            Telecommunications - Technology
Electrical Equipment                                          Telephone - Utility
Electronics                                                   Textile/Apparel
Energy Services & Producers                                   Tobacco
Entertainment/Film                                            Toys
Environmental                                                 Trucking
                                                              Wireless Services

                                                    Appendix E

--------------------------------------------------------------------------------
         OppenheimerFunds Special Sales Charge Arrangements and Waivers
--------------------------------------------------------------------------------

         In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by the Distributor or the dealers or other financial institutions offering those shares to certain classes of investors or in certain transactions.

         Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

         For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans1 (4) Group Retirement Plans2 (5) 403(b)(7) custodial plan accounts (6) SEP-IRAs, SARSEPs or SIMPLE plans

         The interpretation of these provisions as to the applicability of a waiver in a particular case is determined solely by the Distributor or the
Transfer Agent of the fund. These waivers and special arrangements may be amended or terminated at any time by the applicable Fund and/or the Distributor. Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

2. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

--------------------------------------------------------------------------------
Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

     There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on these purchases the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge": o Purchases of Class A shares aggregating $1 million or more. o Purchases by a Retirement Plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants or total plan assets of $500,000 or more, or

(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.

o Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:

(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

o Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and
          (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").

(2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

--------------------------------------------------------------------------------
Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------

Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
         |_|  The Manager or its affiliates.
         |_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
         |_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
         |_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
         |_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
         |_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
         |_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
         |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
         |_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
         |_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
         |_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
         |_| A unit  investment  trust  that  has  entered  into an  appropriate agreement with the Distributor. o Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
         o Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
         o A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
         o A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

Waivers  of  Initial  and   Contingent   Deferred   Sales   Charges  in  Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):
         |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
         |_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
         |_| Shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
         |_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
         o Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
         |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value.
         |_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," in the Prospectus).
         o For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.

(2) To return excess contributions.

(3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.

(5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code.

(6) To meet the minimum distribution requirements of the Internal Revenue Code.

(7) To establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(8) For retirement distributions or loans to participants or beneficiaries.

(9)      Separation from service.

(10)Participant-directed redemptions to purchase shares of a mutual fund other than a fund managed by the Manager or a subsidiary. The fund must be one that is offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor.

(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. o For distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan. o For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


--------------------------------------------------------------------------------
Waivers of Class B and Class C Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------

         The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:
         o Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

     o Distributions to participants or beneficiaries from Retirement Plans, if the distributions are made:

(a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or

(b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established).

         o Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
         o    Returns of excess contributions to Retirement Plans.
         o Distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request.
         o Distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans:
(1)      for hardship withdrawals;
(2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue
                  Code;
(5)      for separation from service; or
(6)      for loans to participants or beneficiaries.
         o Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
         o Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
         o Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

Waivers for Shares Sold or Issued in Certain Transactions.

         The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
         |_| Shares sold to the Manager or its affiliates.
         |_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
          |_| Shares issued in plans of reorganization to which the Fund is a party.

--------------------------------------------------------------------------------
Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of the Former Quest for Value Funds
--------------------------------------------------------------------------------

         The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

         Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Balanced Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc.

         These arrangements also apply to shareholders of the following funds when they merged into various Oppenheimer funds on November 24, 1995:

         Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
             |_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or
             |_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

Reductions or Waivers of Class A Sales Charges.

     |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.



---------------------------- ------------------------------- ---------------------------- ----------------------------
Number of Eligible                                           Initial Sales Charge as a
Employees or Members         Initial Sales Charge as a %     % of Net Amount Invested     Commission as % of
                             of Offering Price                                            Offering Price
---------------------------- ------------------------------- ---------------------------- ----------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------

9 or Fewer                               2.50%                          2.56%                        2.00%
---------------------------- ------------------------------- ---------------------------- ----------------------------
---------------------------- ------------------------------- ---------------------------- ----------------------------

At  least  10 but not  more
than 49                                  2.00%                          2.04%                        1.60%
---------------------------- ------------------------------- ---------------------------- ----------------------------

         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

         |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

         |_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

         |_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

         |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged.
Those shares must have been purchased prior to March 6, 1995 in connection with:
         o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
         o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
         o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
         o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
         o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

--------------------------------------------------------------------------------
Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
--------------------------------------------------------------------------------

         The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the Prospectus or this Appendix for Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer
Disciplined Value Fund and Oppenheimer Disciplined Allocation Fund (each is included in the reference to "Fund" below) are modified as described below for those shareholders who were shareholders of Connecticut Mutual Liquid Account, Connecticut Mutual Government Securities Account, Connecticut Mutual Income Account, Connecticut Mutual Growth Account, Connecticut Mutual Total Return Account, CMIA LifeSpan Capital Appreciation Account, CMIA LifeSpan Balanced Account and CMIA Diversified Income Account (the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds.

Prior Class A CDSC and Class A Sales Charge Waivers

         n Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

         n Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former
              Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

Class A and Class B Contingent Deferred Sales Charge Waivers

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)      by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans; (5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

--------------------------------------------------------------------------------
Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
--------------------------------------------------------------------------------

         Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

--------------------------------------------------------------------------------
Oppenheimer Real Asset Fund
-------------------------------------------------------------------------------

Internet Web Site:
    www.oppenheimerfunds.com

Investment Adviser
    OppenheimerFunds, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Distributor
    OppenheimerFunds Distributor, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
    OppenheimerFunds Services
    P.O. Box 5270
    Denver, Colorado 80217
    1-800-525-7048

Custodian of Portfolio Securities
    The Bank of New York
    One Wall Street
    New York, New York 10015

Independent Auditors
    Deloitte & Touche LLP
    555 Seventeenth Street
    Denver, Colorado 80202

Legal Counsel
    Myer, Swanson, Adams & Wolf, P.C.
    1600 Broadway
    Denver, Colorado 80202

Special Counsel
    Kramer, Levin, Naftalis & Frankel
    919 Third Avenue
    New York, New York 10022
67890

PX0735.1198